Filed with the U.S. Securities and Exchange Commission on February 27, 2023

1933 Act Registration File No. 333-206240
1940 Act File No. 811-23084
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	166	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	169	[		]

(Check appropriate box or boxes.)

SERIES PORTFOLIOS TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (414) 765-6115

Ryan L. Roell, President and Principal Executive Officer
Series Portfolios Trust
615 East Michigan Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

Copy to:
Marco Adelfio
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036
It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on __________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box
[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 166 to the Registration Statement on Form N-1A of Series Portfolios Trust (the “Trust”) is being filed for the purpose of adding the audited financial statements and certain related financial information for the fiscal year ended October 31, 2022, for the Trust’s series: Weiss Alternative Multi-Strategy Fund.

PROSPECTUS

February 28, 2023
Weiss Alternative Multi-Strategy Fund

Class A	(not available for purchase)
Investor Class	WEIZX
Class I	(not available for purchase)
Class K	WEISX
A series of Series Portfolios Trust (the “Trust”)

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
Investment Objective
The Weiss Alternative Multi-Strategy Fund (the “Fund”) seeks to provide returns with moderate volatility and reduced correlation to the overall performance of bond and equity markets.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on Class A shares (once available) if you and your family invest, or agree to invest, in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in the section entitled “Choosing a Share Class: Class A Shares,” on page 25 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A		Investor Class	Class I	Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%	(1)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Investor Class	Class I	Class K
Management Fees	1.50%	1.50%	1.50%	1.50%
Distribution (12b-1) Fees	0.25%	0.25%	None	None
Shareholder Servicing Fee	0.10%	0.10%	0.10%	None
Other Expenses(2)	1.51%	1.51%	1.51%	1.51%
Dividends and Interest on Short Positions	1.21%	1.21%	1.21%	1.21%
All other expenses	0.30%	0.30%	0.30%	0.30%
Acquired Fund Fees and Expenses(3)	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	3.49%	3.49%	3.24%	3.14%
Fee Waiver and/or Expense Reimbursement(4)	-0.30%	-0.30%	-0.30%	-0.30%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.19%	3.19%	2.94%	2.84%	(5)
(1)A 1.00% contingent deferred sales charge is imposed on Class A purchases of $1 million or more that are redeemed within 18 months after purchase.
(2)“Other Expenses” for Class A and Class I are estimated based on the other expenses for other available share classes.
(3)Acquired Fund Fees and Expenses for the Fund’s current fiscal year are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, which only reflect the direct operating expenses incurred by the Fund.
(4)Weiss Multi-Strategy Advisers LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and/or reimburse Fund expenses (excluding Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, front-end or contingent deferred sales loads, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit Total Annual Fund Operating Expenses for each share class to 1.50% of average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2024, and may be terminated upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.
(5)Excluding Dividends and Interest on Short Positions, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.63% for Class K Shares only.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only in the first year of the periods shown in the Example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$854	$1,536	$2,238	$4,090
Investor Class	$322	$1,043	$1,787	$3,746
Class I	$297	$970	$1,667	$3,520
Class K	$287	$941	$1,619	$3,427
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$954	$1,536	$2,238	$4,090
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year ended October 31, 2022, the Fund’s portfolio turnover rate was 734% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs a multi-strategy approach across global equity and fixed income markets including (1) an actively managed, diversified, market neutral multi-strategy that includes equity securities, debt securities, and/or derivatives (the “Core Market Neutral Strategy”), (2) a long-only “growth” strategy generally consisting of equity securities (the “Growth Strategy”), and (3) a long-only “defensive” strategy generally consisting of debt securities (the “Defensive Strategy”). To implement its strategy, the Fund may also use derivatives, such as swaps and futures, in the Growth and Defensive Strategies. The Fund’s Growth and Defensive Strategies consist only of securities purchased to capitalize on the positive expected return of specific asset classes. The Fund’s Growth Strategy, under normal circumstances, seeks to purchase domestically traded large-, mid- or small-capitalization equity securities that offer pro-cyclical directional exposure to the U.S. market. The Fund’s Defensive Strategy typically seeks to purchase income-generating securities with the goal of providing high liquidity and capital preservation. The securities that comprise the Defensive Strategy generally include U.S. Treasuries and corporate credit securities.
The Fund’s Core Market Neutral Strategy consists of a combination of “long” securities purchased that seek to benefit from an increase in the underlying prices of such securities and “short” securities sold that seek to benefit from a decrease in the underlying prices of such securities. The aim is to generate performance through security price dispersion instead of market direction. The Fund’s Core Market Neutral Strategy may be deployed by the Adviser’s dedicated investment professionals and may be characterized by a sector focus, a geographic definition, an event orientation or some other dominant characteristic. The underlying strategies employed, and the allocation among them, will vary over time. The common attribute of these strategies is a long/short investment approach whereby various securities or instruments are held long and others are sold short. The Adviser, therefore, applies moderate leverage (i.e., borrowed capital to increase investment exposure) to the Core Market Neutral Strategy in an effort to enhance the Fund’s absolute returns. In addition, in order to take advantage of certain opportunities in the securities markets, the Fund may engage in active and frequent trading with respect to the Core Market Neutral Strategy.
The securities that comprise the Fund’s Growth Strategy are generally equity securities that may at anytime include, but are not limited to, positions in U.S. common preferred or convertible securities of large-, mid- or small-capitalization issuers; securities of other investment companies, including exchange-traded funds (“ETFs”); depositary receipts, including American Depositary Receipts (“ADRs”), and derivatives, such as swaps and futures. The equity securities that comprise the Fund’s Core Market Neutral Strategy may at any time include positions in U.S. or non-U.S. common, preferred or convertible securities of any market capitalization throughout the world, including emerging markets countries; securities of other investment companies, including ETFs; and depositary receipts, including ADRs. The debt securities that comprise the Fund’s Defensive Strategy and Core Market Neutral Strategy may include, but are not limited to, corporate debt securities, bonds (including inflation-indexed bonds), notes or other debentures, U.S. Government and foreign government securities, ETFs, and derivatives, such as swaps and futures. The Fund may also invest in below investment grade debt securities (also referred to as high yield debt securities or “junk” bonds). In addition, the Core Market Neutral Strategy may invest in derivative instruments, including swaps, interest rate swaps, options or index options (e.g., calls and puts may be purchased or written), futures contracts, and forward contracts. The Fund’s derivative instruments are used for several purposes, including to create investment leverage; as a substitute for securities, interest rates, currencies and commodities; and/or to hedge against market movements.
In an effort to achieve its goals, the Fund may engage in active and frequent trading.
Principal Risks
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.
Allocation risk. The Fund uses asset and risk allocation strategies in pursuit of its investment objective. Although the Fund will pursue its objective by allocating investment risks (measured by price return and volatility expectations) across asset classes that may react differently to various environments, there is no guarantee that it will be successful. The Fund may be unsuccessful in allocating risk effectively. The portfolio managers may not correctly estimate expected returns, volatility and correlations of various asset classes, causing the Fund’s risk allocation methodology to fail to meet the Fund’s investment objective.
Debt securities risks. The Fund’s investment in debt securities may subject it to the following risks:
Credit risk. The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the economic, social or political conditions that affect a particular issuer or counterparty, or type of security or other instrument can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability or willingness to pay interest and principal when due.

Extension risk. The risk that if interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Interest rate risk. The risk that debt instruments will change in value (either positively or negatively) because of changes in interest rates.
Prepayment risk. The risk that the issuer of a debt security repays all or a portion of the principal prior to the security’s maturity therefore resulting in lower yields to shareholders of the Fund. The Fund may be unable to re-invest the proceeds in an investment with as great a yield.
Depositary receipts risk. Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.
Derivatives risk. The use of derivatives involves a variety of risks in addition to and greater than those associated with investing directly in securities. Derivatives instruments in which the Fund invests may not perform as anticipated by the Adviser, may not be closed out at a favorable time or price, or could increase the Fund’s volatility. Investment in derivatives may create investment leverage. When a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that correlates precisely with that of the cash investment; or, when used for hedging purposes, derivatives may not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. Derivative instruments may also be subject to the additional risks described below.
Counterparty risk. The risk that the Fund will be subject to credit risk with respect to the counterparties to derivative contracts and other instruments entered into directly by the Fund. Other than to maintain its status as a regulated investment company for U.S. federal income tax purposes (described in the Statement of Additional Information under “Certain U.S. Federal Income Tax Information”), the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.
Futures and forwards risk. In addition to the general risks described above, the Fund’s use of futures and forwards contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. In addition, while futures and forwards contracts are generally classified as liquid, under certain market conditions they may be classified as illiquid. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.
Swap risk. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive government regulation. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.
Interest rate swap risk. Risks associated with interest rate swaps include changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also may involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may in some cases be classified as illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Fund may be less favorable than it would have been if the Fund had not used the swap agreement.
Options risk. Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include the potential lack of a liquid secondary market at any particular time and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.
Equity securities risk. The risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.
Focused investment risk. A fund that invests a substantial portion of its assets in a particular market, country, region, group of countries, asset class or sector generally is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of a fund that has focused investments is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, region or sector.
Foreign investing risk. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign investing risk includes the risk that the Fund’s investments will be affected by political, regulatory, social and economic risks not present in domestic investments. If the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.
Emerging market country risk. The risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems than in many more developed countries.
Foreign currency risk. The risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.
High yield debt securities (“junk” bond) risk. Below investment-grade debt securities (also referred to as high yield debt securities or “junk” bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of high yield debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
Inflation-indexed bond risk. Inflation-indexed bonds may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.
Large shareholder risk. The risk that certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.
Leveraging risk. The risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.
Market capitalization risk. The Fund may invest in securities of any market capitalization.
Large capitalization risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.
Medium and small capitalization risk. Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. Securities of medium and smaller capitalization issuers may be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.
Market risk. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The global pandemic caused by COVID-19 has caused major disruptions to the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Rates of inflation have also recently risen, which could adversely affect economies and markets. Some sectors of the economy and individual issuers have experienced particularly large losses. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on investments in the Fund.

Other investment company and ETF risk. The risk that an investment company, including any ETFs, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses. In addition, ETFs may trade at a premium or discount to the underlying securities’ NAV, which could impact the value of a shareholder’s investment.
Portfolio management risk. The risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.
Portfolio turnover risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.
Short position risk. The Fund may borrow an instrument from a broker or other institution and sell it to establish a short position in the instrument. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. The Fund may make a profit or incur a loss depending upon whether the market price of the instrument decreases or increases between the date the Fund established the short position and the date on which the Fund must replace the borrowed instrument or otherwise close out the transaction. An increase in the value of an instrument with respect to which the Fund has established a short position will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short position is potentially unlimited.
Sovereign debt obligations risk. Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.
U.S. Government securities risk. Debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year, five years, and since inception compare with that of a broad-based securities index. The returns in the bar chart and best/worst quarter are for Class K shares, which do not have sales charges. The performance of Investor Class, Class A (when available), and Class I (when available) shares would be lower due to differing expense structures and sales charges. The returns in the table below reflect the Expense Cap. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available at no cost to shareholders by visiting www.weissfunds.com or by calling 1-866-530-2690. Net asset value (“NAV”) per share information may be obtained by visiting www.weissfunds.com.

Calendar Year Returns as of December 31 - Class K Shares

Highest Quarterly Return:	Q2 2020	8.18%

Lowest Quarterly Return:	Q2 2022	-10.79%

Average Annual Total Return as of December 31, 2022
	1 Year	5 Years	Since Inception (December 1, 2015)
Weiss Alternative Multi-Strategy Fund Class K Shares
Return Before Taxes	-18.48%	1.83%	2.76%
Return After Taxes on Distributions	-18.48%	-0.32%	0.86%
Return After Taxes on Distributions and Sale of Fund Shares	-10.94%	0.70%	1.46%
Investor Class Shares(1)
Return Before Taxes	-18.77%	1.47%	2.42%
Bloomberg U.S. Corporate Bond Index(2) (reflects no deduction for fees, expenses or taxes)	-15.76%	0.45%	1.88%
(1)The inception date for Investor Class Shares is February 28, 2017. Performance shown prior to the inception of the Investor Class Shares reflects the performance of the Class K Shares, adjusted to reflect expenses of the Investor Class.
(2)The Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. The securities that comprise the Bloomberg U.S. Corporate Bond Index may differ substantially from the securities in the Fund’s portfolio. It is not possible to directly invest in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The above after-tax returns are shown only for Class K shares and after-tax returns for Investor Class shares will vary. The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares and provides a tax deduction that may benefit the investor.

Investment Adviser
Weiss Multi-Strategy Advisers LLC is the Adviser to the Fund.
Portfolio Managers
The following portfolio managers are responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Position with the Adviser	Length of Service to the Fund
Jordi Visser Edward Olanow	President and Chief Investment Officer Director of Investment Solutions/Portfolio Manager	Since inception in 2015 Since inception in 2015
Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (Weiss Alternative Multi-Strategy Fund, c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 866-530-2690, or by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

	Minimum Initial Investment	Minimum Subsequent Investment
Class A (not available for purchase)	$5,000	$1,000
Investor Class	$5,000	$1,000
Class I (not available for purchase)	$250,000	$1,000
Class K	$20,000	$1,000
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS
Investment Objective, Strategies and Policies
The Fund seeks to provide returns with moderate volatility and reduced correlation to the overall performance of bond and equity markets. The Fund’s investment objective may be changed without the approval of the Fund’s shareholders, upon 60 days’ written notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.
The Fund uses active management to increase diversification and consistency of returns typically associated with allocations to fixed-income and alternative investments. The Adviser pursues a multi-strategy approach across global equity and fixed income markets. The Fund seeks to achieve its investment strategy by investing in equity securities, debt securities, including corporate credit and government bonds, and a range of derivative instruments linked to equity or debt securities or eligible financial indexes composed of such securities. The Fund’s use of derivatives may include contracts for differences, swaps, warrants interest rate swaps, options or index options (e.g. calls and puts may be purchased or written), futures contracts, and forward contracts. In addition, the Fund may also invest in foreign exchange forwards for currency hedging purposes and engage in short sales via the use of derivative instruments, and engage in short sales via the use of derivative instruments. Derivative instruments may be exchange-traded or over-the-counter.
The Fund may invest in equities securities across a wide range of sectors, including positions in U.S. or non-U.S. common, preferred or convertible securities of any market capitalization throughout the world. The Fund’s investments in global securities will focus primarily on developed markets, but may also invest in securities of companies located in emerging markets countries. The Fund may invest in investment grade and below investment grade (also referred to as high yield debt securities or “junk” bonds).debt securities; however, it is expected that a majority of the Fund’s investments in debt securities will be investment grade.
The Fund will seek to generate its returns from three principal sources: the Core Market Neutral Strategy, the Growth Strategy and the Defensive Strategy. The Core Market Neutral Strategy employs a range of strategies, characterized by the securities they employ or market inefficiencies in the underlying prices of such securities. The Core Market Neutral Strategy is complemented by the Growth Strategy, a diversified portfolio of higher risk, pro-cyclical growth assets such as equities, and the Defensive Strategy, a portfolio of a lower risk, counter-cyclical defensive assets such as bonds.
The Fund will seek to benefit from active management, diversification and liquidity, both within and across the three principal sources described above, with a goal that all three sources will contribute positively to overall fund returns over time. Because past performance and volatility are unlikely to accurately predict future performance and volatility, allocations to the Growth, Defensive, and Core Market Neutral Strategies may not achieve the expected performance and volatility results. The Adviser monitors numerous risk metrics using proprietary risk analytics. If an increase in correlation or factor risk is detected, the Adviser can evaluate the portfolio at the individual security level and adjust portfolio allocations when deemed necessary. The Adviser is not required to adhere to any specific percentage allocations to a particular Strategy, however, it is generally expected that allocations made to low risk asset classes, such as those that comprise the Defensive Strategy, will be larger than allocations that are made to higher risk asset classes, such as those that comprise the Growth Strategy. Because the Adviser seeks to allocate assets to each individual Strategy according to its risk contribution (as measured by its historical price return and volatility), the Fund’s allocation to each of the Growth, Defensive, and the Core Market Neutral Strategies can fluctuate widely.
The Core Market Neutral Strategy is comprised of a variety of active, liquid fundamental, diversified, absolute return strategies. Each strategy seeks to benefit from price dispersion rather than market direction across equity, credit and/or macro securities. Each absolute return strategy is managed by a separate, dedicated team within the Adviser, that can be deployed to pursue a specific strategy within disciplined investment parameters. The Fund employs leverage, as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), in the Core Market Neutral Strategy, which is expected to optimize the risk adjusted return of the Fund’s portfolio. To the extent the Fund utilizes leverage, it complies with SEC guidelines, including, as necessary, by designating on its books or maintaining in a separate account, cash, liquid securities and other permissible assets. As prescribed by SEC guidelines, the value of such assets will be at least equal to the Fund’s exposure and will be marked to market daily (i.e., the market value of the assets must equal the current value of the obligation). Permissible liquid assets will be added to the segregated account if the total value of the account falls below the current value of the obligations incurred.
Each fundamental, absolute return strategy within the Core Market Neutral Strategy will typically pursue a long/short investment approach, attempting to generate positive returns through individual stock selection, portfolio construction, and behavioral decision making. Securities are bought and sold on a daily basis at the discretion of each strategy portfolio manager. Daily data is analyzed on each strategy and communicated through a proprietary data analytics dashboard. The objective of the dashboard is to quantitatively measure the strategy portfolio manager’s discretionary skill and behavioral biases within each strategy. The goal is to positively influence the investment process. The analysis includes a robust set of proprietary problem-solving methods, such as position-level success (both in and outside of earnings), factor exposures, position sizing, directional movement, turnover and gross exposure management. These proprietary analytics assist in the investment decision making process at the Core Market Neutral Strategy level and also at its strategy level, and the transparency fosters data-driven dialogue with the strategy portfolio managers and promotes adaptability, accountability and responsibility of each of the Adviser’s strategy portfolio manager. The Adviser seeks to highlight patterns of success, thereby helping each strategy to achieve stronger and more consistent performance.
The Fund’s Core Market Neutral Strategy may be deployed by the Adviser's dedicated investment professionals and may be characterized by sector focus, industry focus, geographic definition, event orientation, trading style or some other dominant characteristic. The strategies selected for, and the allocations within the Core Market Neutral Strategy will vary over time. The common attribute of these strategies is a long/short investment approach whereby various securities or instruments are held long with the goal that, over time, the Fund may realize a benefit from an increase in the underlying prices of such securities, and others are sold short in an effort to realize a benefit from a decrease in the underlying price of such securities (i.e., a security is borrowed from a lender and sold in the marketplace for one price with the expectation that it can later be re-purchased at a lower price before it is returned to the lender). In addition, the Fund may engage in active and frequent trading with respect to the Core Market Neutral Strategy which could result in an overall portfolio turnover rate that exceeds 100%.
Allocations across the strategies are based upon the Adviser’s forward-looking assessment of each strategy’s ability to generate positive returns in the future. The analysis described above, helps to inform the investment allocation for each strategy and helps in talent management, providing transparency to teams on areas for improvement. Additional top down, total strategy analysis enables the Adviser to attempt to strategically pair risk and opportunities with capital for the overall benefit of the Fund’s portfolio. Insight from strategy exposures, turnover, marginal contribution-to-risk and historical drawdowns helps the Adviser to understand how each strategy contributes to the overall risk and return of the total portfolio so that adjustments in strategy allocations and leverage of derivative instruments can be made more precisely.
The Growth Strategy is designed to provide pro-cyclical directional exposure to the U.S. market. It generally consists of, but is not limited to, a portfolio of liquid, diversified, long-only equity security investments designed to enhance the portfolio returns through eligible equity indices, futures, swaps, and individual securities. The Growth Strategy may include securities of companies of any market capitalization. These investments are selected and rebalanced by the Adviser with the goal of capitalizing on the positive expected return of specific asset classes. The Defensive Strategy is designed to provide counter-cyclical exposure and enhance liquidity. It generally consists of, but is not limited to, a portfolio of liquid, diversified, long-only fixed-income security investments designed to provide returns via eligible fixed income indices, futures, swaps, rates instruments and individual securities. These investments are selected and rebalanced by the Adviser with the aim of providing high liquidity and capital preservation in adverse market conditions. Both the Growth and Defensive Strategies are invested without the use of leverage, as measured by long notional exposure as a percent of fund capital, and fluctuate as determined through a proprietary risk optimizing model.
Temporary Investments. In order to respond to adverse or unstable market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or cash equivalents (including money market funds or short-dated and high-quality government or supranational bonds) with the objective of maintaining liquidity while preserving capital.
Principal Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. The following provides additional information regarding the principal risks that could affect the value of your investment:
Allocation risk. The Fund uses asset and risk allocation strategies in pursuit of its investment objective. Although the Fund will pursue its objective by allocating investment risks (measured by price return and volatility expectations) across asset classes that may react differently to various environments, there is no guarantee that it will be successful. The Fund may be unsuccessful in allocating risk effectively. The portfolio managers may not correctly estimate expected returns, volatility and correlations of various asset classes, causing the Fund’s risk allocation methodology to fail to meet the Fund’s investment objective.
Debt securities risks. Debt securities are subject to various risks including, among others, credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.
Credit risk. Credit risk refers to the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability or willingness to pay interest and principal when due. The values of debt securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. In addition, lack of or inadequacy of collateral or credit enhancements for a debt security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by ratings agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk. If an issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund, the Fund’s income might be reduced and the value of the investment might fall, and if an issuer or counterparty fails to pay principal, the value of the investment might fall and the Fund could lose the amount of its investment.

Extension risk. Extension risk refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Interest rate risk. Interest rate risk refers to the risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity for certain Fund investments and an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).
On November 30, 2020, the administrator of the London Interbank Offered Rate (“LIBOR”) (the offered rate for short-term Eurodollar deposits between major international banks) formally announced that certain LIBORs will cease publication by the end of 2021. Although many LIBOR settings were phased out by December 31, 2021 as originally planned, certain widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. The phase out of LIBOR could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”) and the Sterling Overnight Index Average Rate (“SONIA”), although other replacement rates could be adopted by market participants.
Prepayment risk. Many types of debt securities, including floating rate loans and mortgage-related securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to re-invest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially certain loans and mortgage-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Depositary receipts risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in depositary receipts may have decreased liquidity than the underlying shares in their primary trading market. When the Fund invests in a depositary receipt as a substitute for or alternative to an investment directly in the underlying shares, the Fund is exposed to the risk that the depositary receipt may not provide a return that corresponds precisely with that of the underlying investment.
Derivatives risk (including forward contracts, futures, options and swaps). The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser.
The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may affect the amount, the timing and the character of distributions to shareholders. The U.S. federal income tax treatment of derivatives is complex, and the Fund’s use of derivatives could give rise to adverse U.S. federal income tax consequences at the Fund or shareholder level.
The Fund may use derivatives to create investment leverage, and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Because many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
When the Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, that Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. Because most derivatives involve contractual arrangements with a counterparty, no assurance can be given that a particular type of derivative contract can be completed or terminated when desired by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.
Moreover, regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Counterparty risk. The Fund is subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the

Fund. If a counterparty becomes bankrupt or insolvent or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral the counterparty has provided to the Fund in respect of the counterparty’s obligations to the Fund or that the Fund has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the bankruptcy or insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will likely be treated as a general creditor of such counterparty, and may not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.
Futures and forwards risk. The Fund’s use of futures and forward contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures or forwards contract and price movements of investments for which futures or forwards are used as a substitute, or which futures or forwards are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures or forwards contract as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures or forwards and price movements in underlying securities. While futures and forwards contracts are generally classified as liquid, under certain market conditions they may be classified as illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures or forwards contracts at a time which is advantageous. The successful use of futures and forwards depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures or forwards strategy adopted will succeed.
Swap risk. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Interest rate swap risk. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Interest rate swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, there is a risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the Fund may achieve with them.
Options risk. Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. There may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.
Contract for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket.
Warrants and Rights Risk. The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Equity securities risk. The market prices of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The values of equity securities may decline due to general market conditions that are not necessarily related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the values of equity securities may decline for a number of reasons that may relate directly to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than bonds and other debt securities, although under certain market conditions various debt investments may have comparable or greater price volatility. The values of equity securities paying dividends at high rates may be more sensitive to change in interest rates than are other equity securities.
Focused investment risk. A fund that invests a substantial portion of its assets in a particular market, country, region, group of countries, asset class or sector generally is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of a fund that has focused investments is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, region or sector often react similarly to specific economic, market, regulatory, or political developments.
Foreign investing risk. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Investments in foreign securities or in issuers with significant exposure to foreign markets may involve greater risks than investments in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.
As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing, and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security.
Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading and custody practices abroad may offer less protection to investors such as the Funds. Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Fund’s portfolio.
The Fund may be subject to foreign taxes and withholding on dividends and interest earned with respect to foreign securities and does not expect to be eligible to elect to pass through to shareholders any credits or deductions with respect to such foreign taxes; accordingly the net return on such investments may be decreased as compared to the return on income from domestic securities.
Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates or by unfavorable currency regulations imposed by foreign governments.
Emerging market country risk. Investing in emerging market countries involves substantial risk due to limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.
The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.
Emerging market countries may have different clearance and settlement procedures than in the U.S., and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs, delays in transporting and custodying such securities outside such countries, or other losses to the Fund.
Currencies of emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.
Foreign currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded and/or in which the Fund receives income, or currencies in which the Fund has taken an active investment position, will decline in value relative to other currencies. In the case of hedging positions, currency risk includes the risk that the currency the Fund is seeking exposure to will decline in value relative to the foreign currency being hedged. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad.
The Fund may use derivatives to acquire positions in currencies the values to which the Fund is exposed through its investments. This presents the risk that the Fund could lose money on its exposure to a particular currency and also lose money on the derivative. The Fund also may take overweighted or underweighted currency positions and/or hedge the currency exposure of the securities in which it has invested. As a result, the Fund’s currency exposure may differ (in some cases significantly) from the currency exposure of its investments and/or its benchmarks.

High yield debt securities (“junk” bond) risk. Below investment grade-debt securities (also referred to as high yield debt securities or “junk” bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of high yield debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
Inflation-indexed bond risk. The risk that such bonds will change in value in response to actual or anticipated changes in inflation rates, in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks, described above.
Large shareholder risk. Certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).
Leveraging risk. Certain transactions and the use of some derivatives, can result in leverage. In addition, the Fund may achieve investment leverage by borrowing money. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize, and creates the likelihood of greater volatility of the value of the Fund’s investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the Fund. There is risk of loss in excess of invested capital.
The types of derivative instruments the Fund may use to obtain leverage will require the Fund to make payments to its counterparties from time to time and may adversely affect the Fund’s ability to manage the portion of the Fund invested in debt securities. It may also require the Fund to liquidate its debt instrument holdings at disadvantageous times and prices.
Market capitalization risk. The Fund may invest in securities of any market capitalization.
Large capitalization risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies.
Medium and small capitalization risk. Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about medium and small capitalization companies.
Market risk. Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).
Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The global pandemic caused by COVID-19 has caused major disruptions to the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Rates of inflation have also recently risen, which could adversely affect economies and markets. Some sectors of the economy and individual issuers have experienced particularly large losses. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on investments in the Fund.
The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Funds. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.
Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries.
The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.
Other investment company and ETF risk. Investments in other investment companies, and other pooled investment vehicles, including any ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. The Fund must pay its pro rata portion of an investment company’s or ETF’s fees and expenses, which may include performance fees that could be substantial. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. Shares of an investment company or ETF may expose the Fund to risks associated with leverage and may trade at a premium or discount to the NAV of the fund’s or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand. In addition, ETFs may trade at a premium or discount to the underlying securities NAV, which could impact the value of a shareholder’s investment.
Portfolio management risk. Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, securities, or other investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the investments a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.
Portfolio turnover risk. The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser believes either the securities no longer meet its investment criteria or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a Fund had lower portfolio turnover.
Securities or sector selection risk. The risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of a portfolio manager’s choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.
Short position risk. The Fund may borrow an instrument from a broker or other institution and sell it to establish a short position in the instrument. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. The Fund may make a profit or incur a loss depending upon whether the market price of the instrument decreases or increases between the date the Fund established the short position and the date on which the Fund must replace the borrowed instrument or otherwise close out the transaction. An increase in the value of an instrument with respect to which the Fund has established a short position will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short position is potentially unlimited.
Sovereign debt obligations risk. Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.
Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.
As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Continuing uncertainty as to the status of the Euro and the European Monetary Union (“EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments.
U.S. Government securities risk. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund’s ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.
Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Fund’s website at www.weissfunds.com.
MANAGEMENT OF THE FUND
Investment Adviser
Weiss Multi-Strategy Advisers LLC, located at 320 Park Avenue, New York, NY, has been a registered investment adviser since March 2010. The Adviser acts as a discretionary investment adviser to a number of private investment funds organized by the Adviser, as well as to a number of managed accounts owned by institutional investors over which it exercises sole investment discretion. The Adviser is majority-owned by GWA, LLC, a Connecticut limited liability company. GWA, LLC, in turn, is majority-owned by Weiss Family Interests LLC, which is majority-owned by various Weiss family trusts. A substantial number of the Adviser’s employees also own minority interests in GWA, LLC. As the investment adviser to the Fund, the Adviser oversees the provision of all management, administration, investment advisory and general services for the Fund. As of December 31, 2022, the Adviser had approximately $3.2 billion in assets under management.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser is entitled to receive a fee at an annual rate of 1.50% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2022, the Adviser received management fees of 1.20% (net of fee waivers) of the Fund’s average daily net assets.
In addition, the Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse Fund expenses (excluding Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, front-end or contingent deferred sales loads, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit Total Annual Fund Operating Expenses to 1.50% of average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2024, and may be terminated upon 60 days’ written notice by the Board or the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.
A discussion describing the Board’s most recent approval of the Investment Advisory Agreement is available in the Fund’s Annual Report to shareholders dated October 31, 2022.
The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series of the Trust.
Portfolio Managers
Jordi Visser joined the Adviser in 2005. Previously, Jordi was the founding Managing Partner of Anchor Point Asset Management, a global macro fund. A former Managing Director at Morgan Stanley, he traded various global equity derivative books for nine years. He opened the Morgan Stanley office in Sao Paulo, Brazil, and managed the derivative sales and trading effort there during the 1997–1998 emerging market crisis. Upon his return to New York in 1999, he managed index derivatives and ETF trading and was a member of the Equity Division Risk Committee. Jordi is a magna cum laude graduate of Manhattan College and a Board Member of the School of Business at Manhattan College.

Edward Olanow, Director of Investment Solutions/Portfolio Manager, joined the Adviser in 2005. In 2015, Edward assumed the role of structuring new products for the Weiss platform and is currently the Director of Investment Solutions and Co-Portfolio Manager for the Weiss Liquid Multi-Alternative Strategy. Prior to that, he worked as a member of the Adviser’s Macro strategy team for nine years and was responsible for fundamental and quantitative research, as well as algorithmic trade management. Prior to joining the Adviser, Mr. Olanow spent two years at Anchor Point Asset Management as a quantitative analyst. Mr. Olanow began his investment career as a research and quantitative analyst with Citibank Global Asset Management, where he designed global equity valuation toolsets for the fundamental research team and econometrics models for the firm’s asset allocation committee. He holds a BA in Economics from Emory University.
Jordi Visser is the Adviser’s President and Chief Investment Officer. He oversees the Fund and the team’s investment management process. Edward Olanow is responsible for investment management for the Fund, as well as its trading.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Fund.

Payments to Financial Intermediaries
The Fund may pay service fees to financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Fund, including affiliates of the Adviser. Such payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Payments may also be paid to financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the financial intermediary provides shareholder services to the Fund. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

SHAREHOLDER INFORMATION
PRICING FUND SHARES
Net Asset Value
Shares of a Fund are sold at its NAV, plus any applicable sales charge. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. The Fund’s share price is calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.
All shareholder transaction orders received in Good Order (as described below under “How to Purchase Shares of the Fund”) by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or an authorized financial intermediary by the close of the NYSE, generally 4:00 p.m. Eastern Time, will be processed at the applicable price next calculated after receipt. Transaction orders received after the close of the NYSE will receive the applicable price on the next business day. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV). In certain cases, fair value determinations may be made as described below under procedures approved by the Board.
Fair Value Pricing
Occasionally, market quotations are not readily available, are unreliable, or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed. The Adviser has been designated by the Board as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As valuation designee, the Adviser has adopted and implemented policies and procedures to be followed when making fair value determinations. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Adviser would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Adviser may adjust its fair valuation procedures.
HOW TO PURCHASE SHARES OF THE FUND
Minimum Investment
To purchase shares of the Fund, you must make at least the minimum initial investment (or subsequent investment) as shown in the table below. Class A shares are not currently available for purchase.

	Minimum Initial Investment	Minimum Subsequent Investment
Class A (not available for purchase)	$5,000	$1,000
Investor Class	$5,000	$1,000
Class I (not available for purchase)	$250,000	$1,000
Class K	$20,000	$1,000
Minimum initial and subsequent purchase amounts may be reduced or waived by the Adviser for specific investors or types of investors, including, without limitation, employee benefit plan investors; retirement plan investors; investors who invest in the Fund through an asset-based fee program made available through a financial intermediary; customers of investment advisers, brokers, consultants and other intermediaries that recommend the Fund; employees of the Adviser and its affiliates and their family members; investment advisory clients of the Adviser; and current or former Trustees of the Trust and their family members. Certain financial intermediaries also may have investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. If your investment is aggregated into an omnibus account established by an investment adviser, broker, consultant or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment.
Choosing a Share Class
This Prospectus describes four classes of shares offered by the Fund: Class A (not currently available for purchase), Investor Class, Class I (not currently available for purchase), and Class K. The Fund provides these classes of shares so that you can choose the class that best suits your investment needs. Shares of Investor Class and Class K are available for purchase at the NAV per share next determined after your order is received by either the Transfer Agent, or an authorized financial intermediary, or its designee. The main differences between each class are sales charges, ongoing fees and minimum investment amounts. Each class of shares of the Fund represents an interest in the Fund’s portfolio of investments. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time.
When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “Fees and Expenses of the Fund” section in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Class A Shares. Class A shares of the Fund are not yet available for purchase. Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge. Class A shares are also subject to a Rule 12b-1 fee (or distribution fees) of 0.25% of average daily net assets and a shareholder servicing fee of 0.10% of the average daily net assets, which is assessed against the shares of the Fund (discussed below in the sections entitled “Distribution (12b-1) Fees” and “Shareholder Servicing Fees”). Class A shares are subject to a minimum initial investment of $5,000.
When available, if you purchase Class A shares of the Fund you will pay the offering price which is the NAV next determined after your order is received by either the Transfer Agent or a financial intermediary, plus a front-end sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the offering price is lower for these purchases. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the offering price, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Offering Price
Less than $50,000	5.50%	5.82%	5.50%
$50,000 but less than $100,000	4.75%	4.99%	4.75%
$100,000 but less than $250,000	3.75%	3.90%	3.75%
$250,000 but less than $500,000	3.00%	3.09%	3.00%
$500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 or more (2)	0.00%	0.00%	0.00%
(1)    The offering price includes the front-end sales charge. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)    Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within 18 months from the date of purchase. For purposes of calculating the CDSC, the start of the 18-month holding period is the first day of the month in which the purchase was made. The CDSC may be waived in certain circumstances.
The Fund’s distributor, Quasar Distributors, LLC (the “Distributor”) will receive all front-end sales charges paid for the purchase of Class A shares of the Fund when such purchases are made without a dealer of record.
Class A Sales Charge Reductions and Waivers. You may be able to reduce the sales charge on Class A shares of the Fund based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to inform the Fund or financial intermediary that you may be eligible for a reduction and to provide appropriate proof of eligibility, which may include documentation such as account statements or other records. The required documentation may vary depending on the type of reduction or waiver for which you intend to qualify. Please contact the Transfer Agent or your financial intermediary if you have questions about a sales load reduction or waiver.
Reinvested Distributions: You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from the Fund.

Letter of Intent (“LOI”): By signing an LOI prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds. Your individual purchases will be made at the applicable sales charge based on the amount you plan to invest over the 13-month period. Reinvested distributions do not count as purchases made during this period. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. The Fund will hold in escrow shares equal to approximately 5% of the amount of shares you indicate in the LOI. If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date. Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount.
Rights of Accumulation (“ROA”): You may combine the value at the current offering price of Class A shares of the Fund with a new purchase of Class A shares of the Fund to reduce the sales charge on the new purchase. The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your currently owned shares and the amount of the new investment. ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.
You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.
For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, domestic partner, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Eligible accounts include those registered in the name of your financial intermediary through which you own shares in the Fund.
Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:
•Current and retired employees, directors/trustees and officers of:
◦The Trust;
◦The Adviser and its affiliates; and
◦Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Adviser and its affiliates.
•Current employees of:
◦The Transfer Agent;
◦Broker-dealers who act as selling agents for the Fund/Trust; and
◦Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A shares purchases.
Information regarding the Fund’s sales charges, breakpoint thresholds and waivers is not separately available on the Fund’s website because the Fund’s Prospectus, in which this information is disclosed, is available on the website.

Converting to Class I. You may be able to convert Class A shares to Class I shares at any time if you are eligible to purchase Class I shares. To request a conversion, please contact the Transfer Agent at 866-530-2690 or mail your request to:

For regular mail delivery:	For an overnight delivery:
Weiss Alternative Multi-Strategy Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Weiss Alternative Multi-Strategy Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207
Investor Class Shares. Investor Class shares are available for purchase at the NAV per share next determined after your order is received by either the Transfer Agent or a financial intermediary. Investor Class shares are subject to an annual Rule 12b-1 distribution fee of 0.25% and a shareholder servicing fee of 0.10% (discussed below in the sections entitled “Distribution (12b-1) Fees” and “Shareholder Servicing Fees”). The Rule 12b-1 distribution fee compensates your financial intermediary for providing distribution services and the shareholding service fee compensates your financial intermediary for providing ongoing service to you. Investor Class shares are subject to a minimum initial investment of $5,000.
Class I Shares. Class I shares are not currently available for purchase. Class I shares do not carry a sales charge. Class I shares will be available for purchase at the NAV per share next determined after your order is received by either the Transfer Agent or a financial intermediary. Class I shares are subject to a shareholder servicing fee of 0.10% of the average daily net assets of the Fund and have an initial investment minimum of $250,000.
The following persons are generally eligible to invest in Class I shares:
•Institutional investors including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisers, broker-dealers and financial advisers acting for their own accounts or for the accounts of their clients; and
•Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent, child, spouse, domestic partner, sibling, set or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliated companies.
Class K Shares. Class K shares do not have any sales charge, Rule 12b-1 fees or shareholder servicing fees. Class K shares are available for purchase at the NAV next determined after your order is received by either the Transfer Agent or a financial intermediary, and are subject to a $20,000 initial investment minimum.
Good Order Purchase Requests
When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:
▪the name of the Fund;
▪the class of shares to be purchased;
▪the dollar amount or amount of shares to be purchased;
▪account application form or investment stub; and
▪check payable to The Weiss Alternative Multi-Strategy Fund.
All purchases by check must be in U.S. dollars and drawn on U.S. banks. The Fund will not accept payment in cash or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.
If your check is returned for any reason, the Transfer Agent will assess a $25 fee against your account. You will also be responsible for any losses suffered by the Fund as a result.
An account application to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any account application or to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below. Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your account application will be returned and your account will not be opened.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Purchase by Mail
For direct investments through the Transfer Agent, you should:
•Complete and sign the account application;
•To open an account, write a check payable to: “Weiss Alternative Multi-Strategy Fund”
•Send your account application and check to one of the addresses listed below;
•For subsequent investments, detach the Invest by Mail form from the confirmation statement you will receive after each transaction and mail it with a check made payable to the Fund in the envelope provided with your statement or to one of the addresses noted below. Write your account number on the check. If you do not have the Invest by Mail form from your confirmation statement, include the Fund name, your name, address and account number on a separate piece of paper.

For regular mail delivery:	For an overnight delivery:
Weiss Alternative Multi-Strategy Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Weiss Alternative Multi-Strategy Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order or request is received at the Transfer Agent’s offices.
Purchase by Wire
If you are making your first investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a representative to submit your completed account application via mail or overnight delivery. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide you with your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Fund’s Transfer Agent at 866-530-2690. Once your account has been established, you may instruct your bank to initiate the wire using the instructions provided below.

For either initial or subsequent investments, prior to sending the wire, please call the Transfer Agent at 866-530-2690 to advise of your wire to ensure proper credit upon receipt. Your bank must include the name of the Fund and your name and account number so that your wire can be correctly applied.

Instruct your bank to send the wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: The Weiss Alternative Multi-Strategy Fund
(Shareholder Name, Shareholder Account #)
Your bank may impose a fee for investments by wire. You will receive the NAV for the day that your wired funds have been received by the Transfer Agent. Wired funds must be received prior to the close of the NYSE, generally 4:00 p.m., Eastern Time, to be eligible for same day pricing. Wires received after the close of the NYSE will be considered received by the next business day. The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Fund at 866-530-2690.
Purchase by Telephone
If you did not decline telephone transactions on your account application, if you included a voided check or savings deposit slip, and your account has been open for at least 7 business days, you may purchase additional shares in the amount of $1,000 or more from your bank account upon request by telephoning the Funds toll free at 866-530-2690. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to the close of the NYSE, generally 4:00 p.m. Eastern Time, shares will be purchased at the NAV next calculated, plus any applicable sales charge. For security reasons, requests by telephone are recorded.
Automatic Investment Plan
If you intend to use an Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment required for that class. Once your account has been opened, you may purchase shares of the Fund through the AIP in amounts of at least $100. If you choose this option, funds will be automatically transferred from your bank account monthly or quarterly. To be eligible for this plan, your bank must be a domestic institution that is an ACH member. The Fund may modify or terminate the AIP at any time. The first AIP purchase will take place no earlier than 7 business days after the Transfer Agent has received your request. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application. Any request to change or terminate your AIP should be submitted to the Transfer Agent five days prior to effective date.
Purchases Placed with Financial Intermediaries
You may buy and sell shares of the Fund through certain financial intermediaries. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Your order will be priced at the Fund’s NAV, plus any applicable sales charge, next computed after it is received by a financial intermediary. A financial intermediary may hold your shares in an omnibus account in the financial intermediary’s name and the financial intermediary may maintain your individual ownership records. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. Your financial intermediary may impose investment minimum requirements that are different from those set forth in this Prospectus. The Fund may pay the financial intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary, or its authorized designee, receives the order. If you transmit your order with these financial intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV, plus any applicable sales charge, next computed after it is received by the financial intermediary. Investors should check with their financial intermediary to determine if it is subject to these arrangements.
Cancellations or Modifications. The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.
HOW TO REDEEM SHARES OF THE FUND
Redeeming Shares
If you redeem through a financial intermediary, the financial intermediary may charge you a transaction fee. If you purchased your shares by check or electronic funds transfer through the ACH network, you may not receive your redemption proceeds until your payment for the purchase has cleared, which may take up to 15 calendar days. Shareholders can avoid this delay by utilizing the wire purchase option. Redemptions will be processed only on a day during which the NYSE is open for business. You may receive the proceeds of redemption by check, wire or via electronic funds transfer through the ACH network. Please note that certain fees may apply depending on the timing or manner in which you redeem shares. Requests to redeem shares are processed at the NAV next calculated after the Transfer Agent or your financial intermediary receives your request in good order. The Fund typically expects that it will take one to three days following the receipt of your redemption request in good order and prior to market close to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days.
The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Fund reserves the right to redeem in-kind as described below in “Redemption in-Kind.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Please note that certain fees may apply depending on the timing or manner in which you redeem shares (see the section entitled “Tools to Combat Frequent Transactions” in this Prospectus for more information). Requests to redeem shares are processed at the NAV next calculated after the Transfer Agent or your financial intermediary receives your request in good order.
A redemption is generally treated for U.S. federal income tax purposes as a taxable sale of the redeemed shares, the consequences of which are described in the Statement of Additional Information under “Certain U.S. Federal Income Tax Information”.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax. Shares held in an IRA or other retirement accounts may be redeemed by telephone at 866-530-2690. Investors will be asked whether or not to withhold taxes from any distribution.
Redeem by Mail
To redeem by mail, please:
•Provide your name and account number;
•Specify the number of shares or dollar amount to be redeemed and the Fund name or number;
•Sign the redemption request (the signature must be exactly the same as the one on your account application). Make sure that all parties that are required by the account registration sign the request, and any applicable signature guarantees are on the request; and
•Send your request to the appropriate address as given under “Purchase by Mail”.
Redeem by Telephone
Unless you declined the option on your account application, you may redeem your shares of the Fund by telephone. In order to arrange for the telephone redemption option after your account has been established, or to change the bank account or address designated to which redemption proceeds are sent, you must send the Transfer Agent a written request. The request must be signed by each shareholder of the account. The Transfer Agent may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. To redeem by telephone, call the Transfer Agent at 866-530-2690 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on a day the NYSE is open for business. Shares of the Fund will be sold in your account at the NAV determined on the day your order is placed prior to market close (generally, 4:00 p.m., Eastern Time); any redemption requests made after market close will receive the Fund’s next calculated NAV price.
Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Fund may change, modify or terminate these privileges at any time upon at least 60 days’ written notice to shareholders. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor the Transfer Agent will be held liable if you are unable to place your trade due to high call volume.
Systematic Withdrawal Program
The Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have Fund shares with a value of at least the minimum initial investment required for that class and the minimum payment amount is $100. This program may be terminated or modified by the Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 866-530-2690 for additional information regarding the SWP.
Redemptions Through a Financial Intermediary
You may redeem the Fund’s shares through your financial intermediary. Redemptions made through a financial intermediary may be subject to procedures established by that institution. Your financial intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds. For redemption through financial intermediaries, orders will be processed at the NAV next effective after receipt of the order by the financial intermediary. Please keep in mind that your financial intermediary may charge additional fees for its services. Investors should check with their financial intermediaries to determine if they are subject to these arrangements.
ACCOUNT AND TRANSACTION POLICIES
Tools to Combat Frequent Transactions
The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board has adopted policies and procedures reasonably designed to detect and prevent market timing and excessive trading that may be harmful to the Fund and its shareholders. The Fund discourages market timing, excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the Board, when the Adviser determines current market prices are not readily available or are unreliable. As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.
In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order (including exchanges), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Fund’s shares is believed by the Adviser to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests. Except as noted in this Prospectus, the Fund applies all restrictions uniformly in all applicable cases.
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.
Proceeds
Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request. If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your account application. The minimum wire amount is $1,000 and there is a $15 fee for each wire transfer. When proceeds are sent via the ACH network, the funds are usually available in your bank account in two to three business days.
Check Clearance
The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase made by check or electronic funds transfer through the ACH network until the payment for the purchase clears. Shareholders can avoid this delay by utilizing the wire purchase option. If the purchase amount does not clear, you may be responsible for any losses suffered by the Fund as well as a $25 service charge imposed by the Transfer Agent.
Suspension of Redemptions
The Fund may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.
Signature Guarantees
The Transfer Agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account transactions. A signature guarantee of each owner, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
•For all redemption requests in excess of $50,000, unless paid via wire to the predetermined bank instruction on the account;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 30 calendar days;
•When requesting a change in ownership on your account; and
•When redemption proceeds are payable or sent to any person, address or bank account not on record.
Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

The Fund reserves the right to waive any signature requirement at its discretion.
Customer Identification Program
Please note that, in compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening an account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent at 866-530-2690 if you need additional assistance when completing your account application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to temporarily limit additional share purchases, close your account or take any other action it deems reasonable or required by law. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
No Certificates
The Fund does not issue share certificates.
Right to Reject Purchases
The Fund reserves the right to reject any purchase in whole or in part. The Fund may cease taking purchase orders at any time when the Adviser believes it is in the best interest of the current shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Fund for the short-term when the markets are highly volatile.
Redemption in-Kind
The Fund generally pays redemption proceeds in cash. However, the Fund reserves the right to pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (a “redemption-in-kind”). Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in whole or in part by a distribution in kind of securities held by the Fund instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.
Small Accounts
To reduce expenses, the Fund may redeem an account if the total value of the account falls below $5,000 due to redemptions. An investor will be given 30 days’ prior written notice of this redemption. During that period, an investor may purchase additional shares to avoid the redemption. Automatic redemption of your account may result in tax consequences. Please see “Dividends, Distributions and Their Taxation” below.
Householding
In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 866-530-2690 to request individual copies of these documents. The Fund will begin sending individual copies 30 calendar days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Fund at 866-530-2690 to generate shareholder initiated activity such as completing an account transaction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.
DISTRIBUTION PLAN AND RULE 12b-1 DISTRIBUTION FEES
The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) on behalf of its Class A and Investor Class shares under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related services provided by such entities, an aggregate Rule 12b-1 distribution fee equal to 0.25% of the average daily net assets of the Class A and Investor Class shares of the Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution service or activity designed to retain Fund shareholders. Because the Class A and Investor Class shares of the Fund pay distribution fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.
SHAREHOLDER SERVICING FEES
The Trust has also adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of Class A, Investor Class and Class I shares, under which the Adviser is authorized to engage financial institutions, securities dealers and other industry professionals to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. As compensation for services provided pursuant to the Shareholder Servicing Plan, the Fund is authorized to pay an aggregate fee of up to 0.10% of the average daily net asset value of the Fund’s Class A, Investor Class, and Class I shares.
DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION
If you redeem your Fund shares, part of your redemption proceeds may represent your allocable share of the distributions made by the Fund relating to that tax year. You will be informed annually of the amount and nature of the Fund’s distributions. If you sell your Fund shares, it is a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances.
For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Fund are taxable as ordinary income or as qualified dividend income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Distributions of net realized long-term capital gains you receive from the Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. The Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains (rather than dividend income). You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.
Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the total assets of the Fund consist of stock or securities of foreign corporations, the Fund intends to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. This means that investors will be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax.
The Fund intends to pay dividends from net investment income annually and to distribute all net realized capital gains at least annually. In addition, the Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. However, no assurances can be given that distributions will be sufficient to eliminate all taxes. Please note, however, that the objective of the Fund is growth of capital, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.
When a dividend or capital gain is distributed, the Fund’s NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to U.S. federal income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing NAV unless you specifically request that either dividends or capital gains or both be paid in cash. If you elect to receive distributions and/or dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of the Fund.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Fund shares; or (3) receive all distributions in cash. Distributions are taxable whether received in cash or additional Fund shares.
The election to receive dividends or reinvest them may be changed by writing to the Fund at:
Weiss Alternative Multi-Strategy Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
You may also change your distribution election by telephoning the Fund at 866-530-2690.
In order to allow sufficient processing time for a change in distribution elections, any change must be received at least 5 days prior to the record date for the distribution.

By law, the Fund must (1) withhold a percentage of your taxable distribution and redemption proceeds if you do not provide any required certifications, as described further in the Statement of Additional Information under “Certain U.S. Federal Income Tax Information” (which may require you to provide your taxpayer identification number), or if the Internal Revenue Service instructs the Fund to do so, and (2) report gross proceeds paid to you from sales or dispositions of your shares, and, in the case of “covered securities”, your adjusted cost basis, gain or loss, and holding period to the Internal Revenue Service on the your consolidated Form 1099 when you sell or otherwise dispose of Fund shares. Covered shares are generally any Fund shares acquired by a shareholder on or after January 1, 2012, including through a dividend reinvestment plan.
The Fund has chosen first-in, first-out as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. You may choose a method other than the Fund’s standing method at the time of your purchase or upon sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules may apply to them.
The foregoing discussion only addresses certain consequences under current U.S. federal income tax law of an investment in the Fund. For more information, please see the section entitled “Certain U.S. Federal Income Tax Information” in the SAI. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal income tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

OTHER INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Closing the Fund. The Board of Trustees retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, and in consultation with the Adviser, the Board of Trustees may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.
FINANCIAL HIGHLIGHTS
The financial highlights table below is intended to help you understand the financial performance for the Class K shares and the Investor Class shares of the Weiss Alternative Multi-Strategy Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s October 31, 2022 Annual Report, which is available upon request.

Class K	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
PER SHARE DATA(1):
Net asset value, beginning of year	$11.08	$10.67	$11.25	$10.44	$10.45

INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.05)	(0.08)	(0.02)	0.08	0.01
Net realized and unrealized gain (loss) on investments	(1.92)	1.30	0.62	1.18	0.17
Total from investment operations	(1.97)	1.22	0.60	1.26	0.18

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)	(0.11)	(0.21)	—
Net realized gains	(0.68)	(0.79)	(1.07)	(0.24)	(0.19)
Total distributions	(0.68)	(0.81)	(1.18)	(0.45)	(0.19)
Redemption fees	—	—	—	—	0.00(3)
Net asset value, end of year	$8.43	$11.08	$10.67	$11.25	$10.44

TOTAL RETURN	-18.99%	11.88%	5.79%	12.76%	1.61%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$251,477	$221,827	$91,865	$89,627	$81,498
Ratio of gross expenses to average net assets:
Before expense reimbursement(4)	3.01%	3.46%	4.07%	3.95%	4.25%
After expense reimbursement(4)	2.71%	2.79%	3.05%	3.16%	3.27%
Ratio of dividends, interest, and borrowing expense on securities sold short to average net assets	1.21%	1.29%	1.55%	1.66%	1.77%
Ratio of operating expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short(4)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets(4)	(0.49)%	(0.77)%	(0.24)%	0.78%	0.11%
Portfolio turnover rate(5)	734%	576%	738%	585%	700%
(1)For a Class K share outstanding for the entire year.
(2)Calculated based on average shares outstanding during the year.
(3)Amount per share is less than $0.005.
(4)These ratios exclude the impact of expenses of the underlying exchange-traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange-traded funds in which the Fund invests.
(5)The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, swap contracts, futures contracts and short positions). The denominator includes the average fair value of long positions throughout the years ended.

Investor Class	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
PER SHARE DATA(1):
Net asset value, beginning of year	$10.92	$10.56	$11.16	$10.38	$10.44

INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.08)	(0.12)	(0.06)	0.05	(0.02)
Net realized and unrealized gain (loss) on investments(3)	(1.88)	1.28	0.61	1.18	0.15
Total from investment operations	1.96	1.16	0.55	1.23	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)	(0.08)	(0.21)	—
Net realized gains	(0.68)	(0.79)	(1.07)	(0.24)	(0.19)
Total distributions	(0.68)	(0.80)	(1.15)	(0.45)	(0.19)
Redemption fees	—	—	0.00(4)	0.00(4)	0.00(4)
Net asset value, end of period	$8.28	$10.92	$10.56	$11.16	$10.38

TOTAL RETURN	-19.26%	11.43%	5.48%	12.36%	1.22%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$2,249	$8,865	$5,905	$5,487	$4,128
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	3.36%	3.80%	4.42%	4.30%	4.60%
After expense reimbursement(5)	3.06%	3.14%	3.40%	3.51%	3.62%
Ratio of dividends, interest, and borrowing expense on securities sold short to average net assets	1.21%	1.29%	1.55%	1.66%	1.77%
Ratio of operating expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short(5)	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment income (loss) to average net assets(5)	(0.84)%	(1.11)%	(0.59)%	0.43%	(0.24)%
Portfolio turnover rate(6)	734%	576%	738%	585%	700%
(1)For an Investor Class share outstanding for the entire year.
(2)Calculated based on average shares outstanding during the year.
(3)Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
(4)Amount per share is less than $0.005.
(5)Theres ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.
(6)The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, swap contracts, futures contracts and short positions). The denominator includes the average fair value of long positions throughout the years end.

PRIVACY NOTICE
The Fund collects non-public information about you from the following sources:
•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others
We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.
PN-1

INVESTMENT ADVISER:
Weiss Multi-Strategy Advisers LLC
320 Park Avenue, 20th Floor
New York, New York 10022

PRINCIPAL UNDERWRITER:
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

CUSTODIAN:
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
AND DIVIDEND PAYING AGENT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL:
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036

ADDITIONAL INFORMATION
The Statement of Additional Information (SAI) contains additional information about the Fund and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments are in the Fund’s annual/semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
You may obtain a free copy of these documents by calling or writing the Fund as shown below, or on the Fund’s website at www.weissfunds.com. You also may call the toll free number given below to request other information about the Fund and to make shareholder inquiries.
You may review and copy the SAI and other information about the Fund by visiting the Commission’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee by electronic request at publicinfo@sec.gov.
Investment Company Act File No. 811-23084
Weiss Alternative Multi-Strategy Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
866-530-2690 (toll free)
www.weissfunds.com

PROSPECTUS February 28, 2023

STATEMENT OF ADDITIONAL INFORMATION
February 28, 2023
WEISS ALTERNATIVE MULTI-STRATEGY FUND

Class A	(not available for purchase)
Investor Class	WEIZX
Class I	(not available for purchase)
Class K	WEISX
Weiss Alternative Multi-Strategy Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201
866-530-2690
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus of the Weiss Alternative Multi-Strategy Fund (the “Fund”), a series of Series Portfolios Trust (the “Trust”), dated February 28, 2023 as may be supplemented from time to time, which is incorporated by reference into this SAI. Weiss Multi-Strategy Advisers LLC (the “Adviser”) is the investment adviser to the Fund. You may obtain the Prospectus without charge by contacting U.S. Bank Global Fund Services at the address or telephone number listed above or by visiting the Fund’s website at www.weissfunds.com.
The Fund’s audited financial statements and notes thereto for the fiscal year ended October 31, 2022, and the unqualified report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, on such financial statements are included in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2022, and are incorporated by reference into this SAI. A copy of the annual report may be obtained without charge by calling or writing the Fund as shown above or by visiting the Fund’s website at www.weissfunds.com.

THE TRUST
The Trust is a Delaware statutory trust organized on July 27, 2015, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Declaration of Trust, as amended and/or restated to date (the “Declaration of Trust”), permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Fund.
The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any Trustee or Trust officer held personally liable for obligations of the Fund or the Trust. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible claims and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
The Declaration of Trust provides that the Trust shall not in any way be bound or limited by present or future laws or customs in regard to trust investments. The Declaration of Trust provides that a Trustee or officer shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees, as trustees of a registered investment company, may have a number of duties ascribed to them under the Investment Company Act of 1940, as amended (the “1940 Act”) and the foregoing provisions are not intended to eliminate or alter those duties.
The Declaration of Trust provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Trustees. The Declaration of Trust details conditions that must be met with respect to the demand, including the requirement that 10% of the outstanding Shares of the Fund who are eligible to bring such derivative action under the Delaware Statutory Trust Act join in the demand for the Trustees to commence such derivative action. There may be questions regarding the enforceability of this provision based on certain interpretations of the Securities Act of 1933 Act, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act.
Additionally, the Declaration of Trust provides that the Court of Chancery of the State of Delaware, to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware shall be the exclusive forum in which certain types of litigation may be brought, which may require shareholders to have to bring an action in an inconvenient or less favorable forum. The demand requirements set out in Delaware law and the Declaration of Trust do not generally apply to shareholder actions alleging violations of the Federal securities laws. There may be questions regarding the enforceability of this provision because the 1933 Act, the 1934 Act and the 1940 Act allow claims to be brought in state and federal courts. The Declaration of Trust provides that shareholders waive any and all right to trial by jury in any claim, suit, action or proceeding.
Pursuant to the Declaration of Trust, to the extent that, at law or in equity, a Trustee or officer of the Trust has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the shareholders or to any other person, such Trustee or officer acting under the Declaration of Trust shall not be liable to the Trust, the shareholders or to any other person for his or her good faith reliance on the provisions of the Declaration of Trust. Notwithstanding the foregoing, nothing in the Declaration of Trust modifying, restricting, or eliminating the duties or liabilities of the Trustees shall apply to or in any way limit the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons of matters arising under the federal securities laws.

The Fund, a series of the Trust, is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust. Effective February 28, 2021, the Fund’s name changed from Weiss Alternative Balanced Risk Fund to Weiss Alternative Multi-Strategy Fund.
INVESTMENT POLICIES AND RISKS
The following information supplements the discussion of the Fund’s principal investment strategies as set forth in its Prospectus. The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below.
Equity Securities
Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.
Common Stock
Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.
Preferred Stock
Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks include a lack of voting rights and the Fund’s Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund. Preferred stock may also be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.
Convertible Securities
The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants
The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.
Depositary Receipts
The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.
Foreign Securities
General.  The Fund may invest in foreign securities as well as exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.
At a referendum in June 2016, the citizens of the United Kingdom (the “UK”) voted to leave the European Union (“EU”), commonly known as “Brexit”. On January 31, 2020, the UK officially withdrew from the EU. The UK and the EU signed a trade agreement on December 30, 2020, which was subsequently ratified by the EU Parliament and entered into force on May 1, 2021. Aspects of the EU-United Kingdom trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the EU and the United Kingdom. In addition, there is uncertainty about the potential impact of these developments on UK, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the UK, EU and globally, which may adversely affect the value of Fund investments.
The Fund may be subject to foreign taxes and withholding on dividends and interest earned with respect to foreign securities and does not expect to be eligible to elect to pass through to shareholders any credits or deductions with respect to such foreign taxes; accordingly, the net return on such investments may be decreased as compared to the return on income from domestic securities.
To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated)
On February 24, 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Following Russia’s actions, various countries, including the U.S., Canada, the UK, Germany, and France as well as the EU, issued broad-ranging economic sanctions against Russia. The sanctions consist of prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, official, oligarchs, and the freezing of Russian assets. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions, any future sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments.
The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund, even if the Fund does not have direct exposure to securities of Russian issuers.
Emerging Markets Securities
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
In December 2020, the Holding Foreign Companies Accountable Act (the HFCAA) was signed into law. The HFCAA directs the SEC to prohibit securities of a registrant from being listed on any US stock exchanges if, for three consecutive years, the Public Company Accounting Oversight Board ("PCAOB") determines it was unable to inspect the auditor of the registrant's financial statements. The HFCAA also requires a foreign registrant to provide certain disclosures if the registrant files an annual report that includes an audit report from an auditor that was not subject to PCAOB inspection. In December 2021, the SEC adopted final amendments implementing the disclosure and submission requirements of the HFCAA. The potential impact of the HFCAA is unclear at this time, but it may limit the securities in which the Fund may invest.

Other Investment Companies
The Fund may invest in securities of other investment companies such as open-end funds (mutual funds), closed-end funds, and ETFs, to the extent permitted by applicable law. Generally, the federal securities laws limit the extent to which the Fund can invest in securities of other investment companies, subject to certain exceptions. For example, the 1940 Act provides that the Fund may not: (1) purchase more than 3% of another investment company’s outstanding shares; (2) invest more than 5% of its assets in any such investment company (the “5% Limit”), and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”).The Fund may rely on Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.50%, except as permitted by Rule 12d1-3, described below. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.
Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limit and the 10% Limit, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds.
The Fund may also rely on Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions specified in the rule. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds”, each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of acquired funds and acquiring funds relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires acquired funds and acquiring funds that are relying on the rule, and which do not have the same investment adviser, to enter into fund of funds investment agreements, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.
The Fund and any “affiliated persons,” as defined by the 1940 Act may purchase in the aggregate only up to 3% of the total outstanding securities of any other investment company. Accordingly, when affiliated persons hold shares of any of the investment companies, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an investment company whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the investment company’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an investment company’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.
Under certain circumstances an investment company may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an investment company until the Adviser determines that it is appropriate to dispose of such securities.
Investment decisions by the investment advisers of the other investment companies are made independently of the Fund and its Adviser. Therefore, the investment adviser of one investment company may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.
Closed-End Investment Companies.  The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.
The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.
The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.
The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.
Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Exchange Traded Funds.  ETFs are funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000 for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.
There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.
Real Estate Investment Trusts
The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate, and are frequently publicly traded. A REIT is eligible for a dividends paid deduction (and therefore generally does not pay U.S. federal income tax at the entity level to the extent of any dividends it pays) if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with certain other requirements relating to its organization, ownership, assets and income.
REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.
Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.
Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for preferential tax treatment of their income under the Internal Revenue Code of 1986, as amended (the “Code”), or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.
Master Limited Partnerships
The Fund may invest in master limited partnership interests (“MLPs”). MLPs are limited partnerships, the interests in which (known as “units”) are traded on public exchanges, just like corporate stock. MLPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Master limited partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Master limited partnerships are also called publicly traded partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in an MLP, he or she becomes a limited partner. MLPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may “roll up” into a single MLP. A corporation may spin off a group of assets or part of its business into an MLP of which it is the general partner, either to realize what it believes to be the assets’ full value or as an alternative to issuing debt. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as an MLP from its inception.
There are different types of risks to investing in MLPs, including regulatory risks and interest rate risks. Currently most publicly traded MLPs qualify for pass through taxation of their income to partners, on account of satisfying a qualifying income test, which prevents double taxation of earnings. If the government were to change the tax treatment of MLPs, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, MLPs that charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect an MLP’s revenue stream negatively. MLPs also carry some interest rate risks. During increases in interest rates, MLPs may not produce desirable returns to shareholders.
Derivatives
The Fund may use derivative instruments for various reasons, including to create investment leverage; as a substitute for securities, interest rates, currencies and commodities; for tax purposes; and/or to hedge against market movements. The information below contains general additional information about derivatives.
Rule 18f-4 under the 1940 Act. Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits a registered investment company, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Registered investment companies that do not qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a derivatives risk management program (“DRMP”) and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”); and (iii) comply with new requirements related to Board and U.S. Securities and Exchange Commission (the “SEC”) reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.
The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.
The requirements of the Derivatives Rule may limit the Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Cover for Futures Contracts.  Transactions involving futures contracts expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it complies with the Derivatives Rule, including any applicable VaR limit, and owns either: (1) an offsetting (“covered”) position in other futures contracts; or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund may enter into agreements with broker-dealers, which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s coverage requirements.
Regulation as a Commodity Pool Operator.  The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (“CEA”) pursuant to the U.S. Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. The Fund currently expects to operate in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Adviser’s ability to manage the Fund under certain market conditions and may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion under Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase and the Fund may be adversely affected. The Fund may be limited in its ability to use futures and options on futures and to engage in certain swaps transactions during any period where its investment adviser is not registered as a commodity pool operator or commodity trading advisor. Such limitations are not expected to affect the normal operations of the Fund.
Options on Futures Contracts.  The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid
Options on Securities.  The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.
Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor’s 100® Index. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the NYSE, and the Philadelphia Stock Exchange.
The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.
If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
Certain Risks Regarding Options.  There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.
Cover for Options Positions.  Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it complies with the Derivatives Rule, including any applicable VaR limit, and owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid investments with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Dealer Options.  The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.
Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.
Spread Transactions.  The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.
Futures Contracts.  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid investments, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.
If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on any margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
Because the Fund will designate on its books or maintain in a separate account liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.
Futures trading is speculative and futures prices are highly volatile. Price movements for futures contracts, for example, which may fluctuate substantially during a short period of time, are influenced by numerous factors that affect the securities markets, including: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates. Also, the success of many futures trading strategies that use “technical” factors in identifying price moves depends upon the occurrence in the future of price movements. Technical systems will not be profitable and may in fact produce losses if there are no market moves of the kind the system seeks to follow. Any factor that would make it more difficult to execute the trades identified, such as a reduction of liquidity, also would reduce profitability.
Futures trading is highly leveraged. The low margin deposits normally required in trading futures interests permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures interest may result in an immediate and substantial loss to the investor. Like other leveraged investments, futures trading may result in losses in excess of the amount invested.
Futures contracts may be classified as illiquid. Most U.S. futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. Futures prices in particular contracts have occasionally moved the daily limit for several consecutive days with little or no trading. If this occurs, the Fund might be prevented from promptly liquidating unfavorable positions which could result in substantial losses. Those losses could significantly exceed the margin initially committed to the trades involved. In addition, even if prices have not moved the daily limit, or if there are no limits for the contracts traded by the Fund, the Fund may not be able to execute trades at favorable prices if little trading in the contracts is taking place. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only. The CFTC and U.S. exchanges may also impose speculative position limits which, if applicable to the Fund’s trading in futures contracts, could require liquidation of positions that could negatively impact profitability. Futures trading involves counterparty risk. Futures brokers must maintain the Fund’s assets (other than assets used to trade foreign futures or options on foreign markets) in a segregated account. If a futures broker goes bankrupt, the Fund could lose money as it may only be able to recover a pro-rata share of the property available for distribution to all of the broker’s customers. In addition, even if a futures broker adequately segregates the Fund’s assets, the Fund may still be subject to risk of loss of funds on deposit should another customer of the futures broker fail to satisfy deficiencies in such other customer’s account. In addition, trading may occur on foreign exchanges and other non-U.S. markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The Fund, should it trade futures contracts, is at risk for fluctuations in the exchange rate between the currencies in which it trades and U.S. dollars. It also is possible that exchange controls could be imposed in the future. There is no restriction on how much of the Fund’s trading might be on foreign markets. In addition, if the Fund chooses to exchange a cash, forward or spot market position outside of regular trading hours for a comparable futures position, such transactions are subject to counterparty creditworthiness risk.
Swap Agreements.  The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Whether the Fund’s use of swap agreements enhances the Fund’s total return will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be classified as illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund’s Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
Certain Investment Techniques and Derivatives Risks.  When the Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.
Fixed Income/Debt/Bond Securities
Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.
There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.
The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.
The Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:
Interest Rate Risk.  Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.
Credit Risk.  Fixed income securities of issuers with lower credit quality have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities of issuers with higher credit quality.
Extension Risk.  The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.
Prepayment Risk.  Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.
At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.
Certificates of Deposit and Bankers’ Acceptances
The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.
Certificates of deposit are receipts issued by a depositary institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Commercial Paper
The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes
The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.
The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid investments unless such notes can be put back to the issuer on demand within seven days.
Insured Bank Obligations
The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.
High Yield Securities
The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:
Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.
Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.
Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.
Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.
New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk investments. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities. High yield, high risk investments may include the following:
Straight fixed-income debt securities.  These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.
Zero-coupon debt securities.  These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.
Zero-fixed-coupon debt securities.  These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.
Pay-in-kind bonds.  These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These bonds are typically sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.
Loan Participations and Assignments.  These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).
Securities issued in connection with Reorganizations and Corporate Restructurings.  In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.
Municipal Government Obligations
In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from U.S. federal income tax that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.
Bonds and Notes.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.
Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Fund may invest in investment companies that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.
United States Government Obligations
These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.
United States Government Agency
These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.
Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.
Mortgage Pass-Through Securities
Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.
Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.
FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.
Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.
LIBOR Transition. In March 2021, the United Kingdom's Financial Conduct Authority and the administrator of LIBOR announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly-used tenors of US dollar LIBOR after June 30, 2023. While the effect of the transition cannot yet be determined, moving to a new benchmark may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments. Multiple financial industry groups have begun planning for the transition away from LIBOR, but there are obstacles to converting that could affect the functioning, liquidity and value of instruments that reference LIBOR. There are multiple alternative reference rates emerging, but the preferred rate, methodology and jurisdiction is in transition. A group of large U.S. banks working with the Federal Reserve announced its selection of a new Secured Overnight Funding Rate (“SOFR”) as an appropriate replacement for LIBOR. SOFR is intended to be a broad measure of secured overnight U.S. Treasury repo rates. Alternatives for other market include the Sterling Overnight Interbank Average Rate (“SONIA”) in the United Kingdom.
Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.
U.S. Initial Public Offerings
The Fund may invest in initial public offerings for securities of companies organized under U.S. law (“U.S. IPOs”). Existing accounts that are eligible to participate in FINRA-regulated initial public offerings of securities of companies organized under U.S. law (“U.S. IPOs”) include Weiss Multi-Strategy Partners LLC, Weiss Insurance Partners (Cayman) Ltd., Weiss Strategic Interval Fund, Weiss Alternative Multi-Strategy Fund, Bespoke Alpha MAC WMS LP separately managed account and the Dunham Monthly Distribution Fund. Each eligible client account will be allocated a percentage of U.S. IPOs based upon a pre-determined IPO trade allocation. The pre-determined IPO trade allocation percentage will be calculated by taking the allocated capital amount for each client account (other than the charitable account for the Weiss Family Foundation) divided by the total allocated capital amount for all client accounts (other than the Charitable Account). Allocated capital in client accounts is adjusted periodically by the Adviser’s Allocation Committee following certain investment actions, which may include, but not be limited to, subscriptions and redemptions. The pre-determined IPO trade allocation percentage is updated to reflect these adjustments to allocated capital.

Separately managed accounts for most institutional investors, with the exception of Bespoke Alpha MAC WMS LP, do not receive shares of U.S. IPOs at their request. The amount of U.S. IPOs that, based on allocated capital, are attributable to the separately managed accounts for such investors will be allocated to the eligible client accounts in proportion to their pre-determined IPO trade allocation of that issue. The Weiss Family Foundation Charitable account is ineligible to receive U.S. IPOs and is not included in the calculation or allocation of U.S. IPO shares.

Special Purpose Acquisition Companies. The Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company. Unless and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less an amount to cover expenses), which are held in trust, in U.S. government securities, money market fund securities and cash. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Non-U.S. Initial Public Offerings.  The Fund may invest in initial public offerings for securities of companies organized outside the U.S. (“Non-U.S. IPOs”). The Adviser allocates these shares among its clients according to the Adviser’s standard trade allocation procedures. The standard trade allocation procedures permit related accounts of the Adviser and its personnel to receive non-U.S. IPO shares. As a result, other eligible client accounts may not receive the full amount of IPO shares they could receive if the related accounts of the Adviser and its personnel did not receive non-U.S. IPO shares. See “The Fund’s Investment Adviser ‒ Conflicts of Interest” for additional information.
Illiquid Investments and Restricted Securities
The Fund may not purchase or otherwise acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers)). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. The Fund has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Fund’s “liquidity risk” (defined by the SEC as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’

interests in the Fund). The adoption of the Liquidity Program is not a guarantee that the Fund will have sufficient liquidity to satisfy its redemption requests, as they relate to all market conditions or that redemptions can be effected without diluting remaining investors in the Fund.
Restricted securities and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.
Under guidelines adopted by the Trust’s Board, the Adviser of the Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers that purchase or sell the security; (3) the number of dealers that have undertaken to make a market in the security; (4) the number of potential purchasers; and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer).
Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund’s Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.
The SEC has proposed amendments to its rule regarding investments in illiquid investments by registered investment companies, such as the Fund. If the proposed amendments are adopted, the Fund’s operations and investment strategies may be adversely impacted.
Repurchase Agreements
The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as a non-principal investment strategy. Reverse repurchase agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.
Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
The Derivatives Rule under the 1940 Act permits the Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding the limitation on the issuance of senior securities in Sections 18 of the 1940 Act. The Derivatives Rule permits the Fund to elect whether to treat a reverse repurchase agreement as a borrowing, subject to the asset coverage requirements of Section 18 of the 1940 Act, or as a derivatives transaction under the Derivatives Rule.
When-Issued, Forward Commitments and Delayed Settlements
The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis.
The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.
The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may recognize taxable income. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.
The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.
The Derivatives Rule permits the Fund to invest in a security on a when-issued or delayed-settlement basis notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed -settlement basis transaction entered into by a Fund does not satisfy those requirements, the Fund would need to comply with the Derivatives Rule with respect to its when-issued or delayed-settlement transactions, which are considered derivatives transactions under the Derivatives Rule. See “Derivatives Rule 18f-4 under the 1940 Act” above.
Lending Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.
Short Sales
The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.
When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid investments with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.
Cybersecurity and Operational Risk
With the increased use of technologies such as the Internet to conduct business, the Fund and its service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Funds or their shareholders. The Fund and its shareholders could be negatively impacted as a result. In addition, work-from-home arrangements by the Fund and its service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund and its service providers susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be appealing targets for cybersecurity threats such as hackers and malware.
Large Shareholder Risk
Certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).
Temporary Defensive Positions
In order to respond to adverse or unstable market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.
INVESTMENT RESTRICTIONS
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.
As a matter of fundamental policy, the Fund may not:
1.Lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. For purposes of this fundamental investment restriction, the entry into repurchase agreements, lending securities and acquiring of debt securities shall not constitute loans by the Fund.
2.Borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.Issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.Concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i)

securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) tax-exempt obligations of state or municipal governments and their political subdivisions; (iii) securities of other investment companies; and (iv) repurchase agreements.
5.Purchase or sell real estate, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.Buy or sell commodities or commodity (futures) contracts, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
7.Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or interpretations.
8.Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, and except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
Except with respect to borrowing and liquidity, all percentage or rating restrictions on an investment or use of assets set forth herein or in the Prospectus is adhered to at the time of investment. Later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation of the Fund’s investment restrictions. If the value of the Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable due to subsequent fluctuations in value or other reasons, the Board will consider what actions are appropriate to maintain adequate liquidity.
With respect to repurchase agreements, the Fund invests in repurchase agreements that are fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by corporate or sovereign bonds. For purposes of the Fund’s fundamental investment policy with respect to concentration, the Fund does not consider such repurchase agreements to constitute an industry or group of industries because the Fund chooses to look through such securities to the underlying collateral, which is itself excepted from the Fund’s concentration policy.
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Lending. The 1940 Act does not prohibit a fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Senior Securities and Borrowing. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” In addition, the Derivatives Rule under the 1940 Act permits a fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of the Derivatives Rule.
Concentration. The SEC staff has defined concentration as investing 25% or more of a fund’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance. In addition, the Trust will use reasonable efforts to consider the concentration of affiliated and unaffiliated underlying investment companies when determining whether the Fund is in compliance with its own concentration policies.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, an investment company is a “diversified company” if, as to 75% of its total assets, it does not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the investment company. For purposes of the Fund’s diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance.
Underwriting. The 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.
PORTFOLIO TURNOVER
The frequency of the Fund’s portfolio transactions (the portfolio turnover rate) will vary from year to year depending on many factors. The Fund expects its annual portfolio turnover rate to exceed 100%. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. The Fund’s portfolio turnover rate for the most recent fiscal years ended October 31 was as follows:

2022	2021
734%	576%
The relatively high portfolio turnover rate for the last two fiscal years was attributable primarily to the inclusion of new strategies in the Fund with higher portfolio turnover rates coupled with the discontinuation of strategies that tended to have lower portfolio turnover rates.
PORTFOLIO HOLDINGS INFORMATION
The Trust, on behalf of the Fund, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Fund. The Adviser has also adopted a policy with respect to disclosure of Fund’s portfolio holdings (the “Adviser’s Policy”). Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Adviser’s Policy (the “Disclosure Policies”). The Adviser and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, distributor or any other affiliated person of the Fund. After due consideration, the Adviser and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Fund. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the Fund shareholders and potential conflicts of interest in making such disclosures.
The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers, by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering the approval of any amendment to the Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.
Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Part F of Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.
In the event of a conflict between the interests of the Fund and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.
In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities, which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.
In no event shall the Adviser, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.
There can be no assurance that the Disclosure Policies will protect the Fund from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.
TRUSTEES AND EXECUTIVE OFFICERS
The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below.

Unless noted otherwise, the principal business address of each Trustee is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Koji Felton (born 1961)	Trustee	Indefinite Term; Since September 2015.	Retired.	1	Independent Trustee, Listed Funds Trust (52 portfolios) (Since 2019.)
Debra McGinty-Poteet (born 1956)	Trustee	Indefinite Term; Since September 2015.	Retired.	1	Lead Independent Trustee, F/m Funds Trust (4 portfolios) (since May 2015).
Daniel B. Willey (born 1955)	Trustee	Indefinite Term; Since September 2015.	Retired. Chief Compliance Officer, United Nations Joint Staff Pension Fund (2009 - 2017)	1	None
Interested Trustee
Elaine Richards(3) (born 1968)	Chair, Trustee	Indefinite Term; Since July 2021.	Senior Vice President, U.S. Bank Global Fund Services (since 2007).	1	None

Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Officers of the Trust
Ryan L. Roell (born 1973)	President and Principal Executive Officer	Indefinite Term; Since July 2019.	Vice President, U.S. Bank Global Fund Services (since 2005).	Not Applicable	Not Applicable
Cullen O. Small (born 1987)	Vice President, Treasurer and Principal Financial Officer	Indefinite Term; Since January 2019.	Vice President, U.S. Bank Global Fund Services (since 2010).	Not Applicable	Not Applicable
Donna Barrette (born 1966)	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since November 2019.	Senior Vice President and Compliance Officer, U.S. Bank Global Fund Services (since 2004).	Not Applicable	Not Applicable

Adam W. Smith (born 1981)	Secretary	Indefinite Term; Since June 2019.	Vice President, U.S. Bank Global Fund Services (since 2012).	Not Applicable	Not Applicable
Richard E. Grange (born 1982)	Assistant Treasurer	Indefinite Term Since October 2022.	Officer, U.S. Bank Global Fund Services (since 2017).	Not Applicable	Not Applicable
(1)    The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)    As of the date of this SAI, the Trust was comprised of 18 portfolios (including the Fund) managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.
(3)    Ms. Richards, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.
Additional Information Concerning the Board of Trustees
The Role of the Board
The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer provides reports as to financial reporting matters and the President provides reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Structure, Leadership
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, a Governance and Nominating Committee, and an Audit Committee, which also serves as the Qualified Legal Compliance Committee; which are discussed in greater detail below under “Trust Committees”. The Board is comprised of one Interested Trustee and three Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Governance and Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees. The Chair of the Board is an Interested Trustee. The Board has determined not to appoint a lead Independent Trustee however; the Independent Trustees are advised by independent counsel. The President and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the funds in the Trust. The Trust has determined that it is appropriate to separate the Principal Executive Officer and Chair of the Board positions because the day-to-day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust. The Board reviews its structure and the structure of its committees annually. Given the specific characteristics of the Trust, as described above, the Board has determined that the structure of the Interested Chair, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the CCO to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.
The Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting from the CCO. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented a liquidity risk management program (“Liquidity Program”) pursuant to the provisions of Rule 22e-4, as it relates to the Fund. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.
In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.
Koji Felton.  Mr. Felton has served as a Trustee since 2015 and has substantial experience with the mutual fund industry and familiarity with federal securities laws and regulations. Mr. Felton’s prior experience includes serving as Director and Counsel for KKR Credit Advisors LLC, the asset manager arm of Kohlberg Kravis Roberts & Co. L.P. (2013 – 2015). Prior to that, Mr. Felton served as counsel in the Financial Services Group at Dechert LLP from (2011 – 2013), as well as in various capacities, and ultimately as Senior Vice President and Deputy General Counsel for mutual funds, at Charles Schwab & Co., Inc. (1998 – 2011). Mr. Felton also worked as a staff attorney and served as the Enforcement Branch Chief for the San Francisco District Office of the SEC (1992 – 1998). Mr. Felton began his career as a litigation associate specializing in securities and banking litigation at Shearman & Sterling (1986 – 1992).
Debra McGinty-Poteet.  Ms. McGinty-Poteet has served as a Trustee since 2015 and has significant mutual fund industry experience, including her current and prior experience on mutual fund boards. Ms. McGinty-Poteet currently also serves as Lead Independent Trustee and Chair of the Audit Committee for F/m Funds Trust. Prior to becoming a Trustee of the Trust, Ms. McGinty-Poteet served as the President and Interested Trustee for Brandes Investment Trust where she also oversaw the proprietary and sub-advisory mutual fund business for Brandes Investment Advisors (1999 – 2012). Ms. McGinty-Poteet previously served as Chief Operating Officer of North American Trust Company (1997 – 1998); Global Managing Director of Mutual Funds at Bank of America (1992 – 1996); and in various capacities, and ultimately as Global Head of Mutual Funds, at Security Pacific Bank (1982 – 1992).

Daniel Willey.  Mr. Willey has served as a Trustee since 2015 and has significant work history and experience in the investment management industry. As a chief compliance officer, Mr. Willey has valuable experience in an oversight role and in working with regulatory compliance matters. Mr. Willey served as the Chief Compliance Officer of the United Nations Joint Staff Pension Fund (2009 – 2017). Prior to this role, Mr. Willey served as the Chief Operating and Chief Compliance Officer of Barrett Associates, Inc. (investment adviser and affiliate of Legg Mason) (2007 – 2009); President and Chief Executive Officer of TIMCO, Citigroup Asset Management (2004 – 2006); Head Equity Trader of TIMCO (1994 – 2004); Vice President, Shawmut National Bank (1992 – 1994); Investment Officer, State of Connecticut (1990 – 1992); Vice President, Bank of New England (Connecticut Bank & Trust) (1981 – 1990); Registered Representative, Tucker Anthony and R.L. Day, Inc. (1979 – 1981); and Assistant Analyst, The Travelers Insurance Company (1977 – 1979).
Elaine Richards. Ms. Richards has served as a Trustee since 2021 and has over 25 years of experience, knowledge, and understanding of the mutual fund industry. Ms. Richards currently serves as a Senior Vice President of U.S. Bank Global Fund Services and has extensive experience in the 1940 Act, securities law in general and SEC compliance and regulatory matters. In addition, Ms. Richards has extensive experience in the oversight of regulatory examinations and providing support and assistance to mutual fund clients implementing new regulatory requirements. Prior to joining U.S. Bank Global Fund Services, Ms. Richards was Vice President and senior counsel at Wells Fargo Funds Management.

Trust Committees
The Trust has two standing committees: the Governance and Nominating Committee, and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”).
The Governance and Nominating Committee, comprised of all the Independent Trustees, is responsible for making recommendations to the Board regarding various governance-related aspects of the Board’s responsibilities and seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Governance and Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Governance and Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust Bylaws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust no less than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Governance and Nominating Committee met once during the Fund’s most recent fiscal year ended October 31, 2022.
The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. The Audit Committee held four meetings during the Fund’s most recent fiscal year ended October 31, 2022.
The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.
Trustee Ownership of Fund Shares and Other Interests
The following table sets forth the dollar range of equity securities beneficially owned by each director in the Fund as of December 31, 2022, which is also the valuation date:

Name of Person/ Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
Koji Felton, Independent Trustee	$10,001 - $50,000	$10,001 - $50,000
Debra McGinty Poteet, Independent Trustee	None	None
Daniel Willey, Independent Trustee	None	None
Elaine Richards, Interested Trustee	None	None
(1)As of the date of this SAI, the Trust was comprised of 18 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Family of Investment Companies” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.
Compensation
Independent Trustees each receive an annual retainer of $50,000. Prior to January 1, 2023, Independent Trustees received an annual retainer of $40,000. Independent Trustees will also be reimbursed for expenses in connection with each Board meeting attended. These reimbursements will be allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not pay any fees to, or reimburse expenses of, the interested Trustee. Set forth below is the compensation received by the following Independent Trustees from the Fund for the fiscal year ended October 31, 2022.

Name of Person/ Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2) Paid to Trustees
Koji Felton, Independent Trustee	$3,250	None	None	$3,250
Debra McGinty Poteet, Independent Trustee	$3,250	None	None	$3,250
Daniel Willey, Independent Trustee	$3,250	None	None	$3,250
(1)Trustees’ fees and expenses are allocated among the Fund and all other series comprising the Trust.
(2)As of the date of this SAI, the Trust was comprised of 18 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and not to other series of the Trust. For the fiscal period ended October 31, 2022, aggregate Independent Trustees’ fees and expenses amounted to $90,000.
Codes of Ethics
The Trust, the Adviser and the Fund’s distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Adviser and the Fund’s distributor to invest in securities that may be purchased or held by the Fund.
PROXY VOTING POLICIES AND PROCEDURES
The Board has adopted Proxy Voting Policies and Procedures (the “Trust Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Trust’s Proxy Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Trust’s Proxy Policies also require the Adviser to present to the Board, at least annually, the Adviser’s proxy policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
The Adviser has adopted proxy policies, which may be amended from time to time. In voting proxies, the Adviser is guided by fiduciary principles. All proxies are to be voted solely in the best interests of the beneficial owners of the securities. The Adviser’s proxy policies are attached as Appendix A. In addition, the Adviser utilizes the services of Institutional Shareholders Services (“ISS”), a third party proxy voting vendor firm, to assist it in fulfilling its proxy voting obligations. A summary of the proxy voting policies of ISS are attached as Appendix B.
The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Fund is available without charge, upon request, by calling toll-free 866-530-2690 and on the SEC’s website at www.sec.gov.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of a class of the Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.
As of January 31, 2023, the following shareholders owned 5% or more of the outstanding shares of a Class of the Fund as listed below:
Investor Class

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	52.66%	Record
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	39.75%	Record
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr San Diego, CA 92121-3091	6.77%	Record
Class K

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	36.51%	Record
Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	30.12%	Record
George A. Weiss TR George Weiss Associates Inc. 401K Profit Sharing Plan 1 State Street Floor 20 Hartford, CT 06103-3110	19.92%	Beneficial
Since Class I and Class A are not offered to shareholders as of the date of this SAI, there are no principal shareholders or control persons of either Class as of the date of this SAI. As of January 31, 2023, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of any Class of the Fund.

THE FUND’S INVESTMENT ADVISER
As stated in the Prospectus, investment advisory services are provided to the Fund by the Adviser, Weiss Multi-Strategy Advisers LLC, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser is majority-owned by GWA, LLC, a Connecticut limited liability company. GWA, LLC, in turn, is majority-owned by Weiss Family Interests LLC, which is majority-owned by various Weiss family trusts. A substantial number of the Adviser’s employees also own minority interests in GWA, LLC. As the investment adviser to the Fund, the Adviser oversees the provision of all management, administration, investment advisory and general services for the Fund.
As compensation, the Fund will pay the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 1.50%.
The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’, nor less than 30 days’, written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
The Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse Fund expenses (excluding Rule 12b-1 fees, shareholder servicing fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit the Total Annual Fund Operating Expenses for each share class to 1.50% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2024, and may be terminated upon 60 days’ written notice by the Board or the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.
For the fiscal years ended October 31, the Fund paid the following management fees to the Adviser:

Fiscal Year End	Investment Advisory Fees Accrued	Fund Expenses Waived or Reimbursed by Adviser	Net Fees Paid to Adviser
2022	$4,038,029	($814,144)	$3,223,885
2021	$2,625,254	($1,165,912)	$1,459,342
2020	$1,423,139	($969,449)	$453,690

Portfolio Managers.
Jordi Visser and Edward Olanow serve as portfolio managers for the Fund, and are each primarily responsible for the day-to-day management of the Fund. Information regarding other accounts managed by Mr. Visser and Mr. Olanow as of October 31, 2022 is set forth below.

Portfolio Manager	Type of Account Managed	Number of Accounts	Total Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees

Edward Olanow	Other Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	4	$173.8 million	1	$90.1 million

Jordi Visser	Other Registered Investment Companies	1	$530.4 million	1	$530.4 million

	Other Pooled Investment Vehicles	5	$911.9 million	4	$861.4 million

	Other Accounts	8	$1,805.2 million	5	$1,721.6 million
Compensation.
Each portfolio manager receives a fixed salary and discretionary bonus for his service as portfolio manager. In addition, Mr. Visser holds an equity interest in the holding company that owns the Adviser. The aforementioned discretionary bonuses are determined by the Adviser in its sole discretion which takes into account such things as Adviser profitability, product profitability and overall employee contributions to the Adviser in the relevant fiscal years. Although Fund performance is not a direct factor in the determination of discretionary bonuses, Fund performance affects the Adviser’s overall profitability, and therefore, indirectly, any such determination.
Conflicts of Interest.
In addition to investing capital for the Fund the Adviser also serves as investment adviser for other clients including privately offered funds and separately managed accounts.
The Adviser may give advice or take action with respect to its other clients that differs from the advice given or action taken with respect to the Fund, and the Adviser's obligation to determine suitability for each of its clients may result in seemingly contradictory advice with respect to a single security. For example, the Adviser may purchase a particular security for the Fund at a time when the Adviser is selling or establishing a short position in that same security on behalf of another client. Alternatively, the Adviser may take a short position in a security on behalf of the Fund while maintaining a long position in that same security on behalf of another client. Similarly, the Fund may purchase a security in its long-only portfolio at the same time it is selling or establishing a short position in the same security in the alpha portfolio.
The Adviser may have an incentive to favor certain other client accounts over the Fund because of proprietary investments in such other client accounts. Because the Adviser may allocate investment opportunities between the Fund and other client accounts, there may be competition amongst the other client accounts and the Fund for limited capacity opportunities. In addition, the Fund has a different fee structure than many of the Adviser’s other clients, and as such the Adviser may have a conflict of interest in allocating investment opportunities among the Fund and such other clients. The Fund’s fee structure may also create an incentive for the Adviser to moderate Fund returns in higher return environments, as there is the potential for the Adviser's operations to be less profitable in such environments.

Employees of the Adviser or its affiliates are permitted to engage in personal investment activities that may involve a conflict of interest with the investment activities of the Fund. The Adviser's compliance procedures require all employees to request permission from the Adviser's compliance officer for personal trades, subject to certain exceptions. The Adviser may change its policies or procedures with respect to such personal investment activities at any time.
The Adviser will use its best efforts in connection with the purposes and objectives of the Fund and will devote so much of its time and effort to the Fund as may, in its judgment, be necessary to accomplish the purposes of the Fund. The Adviser and its members, directors, officers and employees may conduct any other business, including any business with respect to investments, regardless of whether such business is in competition with the Fund. The Fund will not have any right to participate in any manner or have any interest in any such business engaged in by the Adviser or their members, directors, officers, employees or affiliates.
When it is determined that it would be appropriate for the Fund and one or more other investment accounts managed by the Adviser or its affiliates to participate in an investment opportunity, the Adviser will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund and the affiliated entities for which participation is appropriate. Orders may be combined for all such accounts. If an order on behalf of more than one account cannot be fully executed under such accounts, or if an order is not filled at the same price, the order may be allocated on an average price basis. If an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that the Adviser or its affiliates consider equitable. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for other investment accounts.
In addition, if the Adviser determines that it is appropriate for the Fund to buy or sell a security, and for another fund or account to sell or buy that same security, the Adviser may, in accordance with Rule 17a-7 of the 1940 Act, and the Trust’s policies and procedures adopted thereunder, arrange a “cross” trade between the Fund and such other fund or account, if the trade price is no less advantageous for both parties than an open market transaction would be. Transactions among the Fund and other managed accounts may also take place from time to time as necessary to rebalance various portfolio positions. Notwithstanding the foregoing, the Fund will not engage in cross trades in violation of ERISA, to the extent applicable.
Additional information about potential conflicts of interest is set forth in Part 2A of the Adviser's Form ADV, which is available on the SEC’s website (adviserinfo.sec.gov).

Ownership of the Fund.
The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of October 31, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Jordi Visser	None
Edward Olanow	$50,001 - $100,000

SERVICE PROVIDERS
Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Fund. Fund Services provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of the Fund’s shares.
Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Fund, a fee based on the Fund’s current average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses. Fund Services also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.
For the fiscal years ended October 31, the Fund paid the following in fund administration and fund accounting fees to Fund Services:

2022	2021	2020
$336,587	$281,896	$228,400
Custodian
U.S. Bank National Association is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. Fund Services, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.
Independent Registered Public Accounting Firm and Legal Counsel
Cohen & Company, Ltd., 342 N. Water Street, Suite 830, Milwaukee, Wisconsin, is the independent registered public accounting firm for the Fund.
Goodwin Procter LLP, 1900 N Street, NW, Washington, DC 20036, serves as legal counsel to the Trust and to the independent trustees.
EXECUTION OF PORTFOLIO TRANSACTIONS
The Adviser is authorized to determine the broker or dealer to be used for each securities transaction for the Fund. The Fund will not use an affiliated broker-dealer to execute trades on its behalf. In selecting brokers or dealers to execute transactions, the Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost. It is not the Adviser’s practice to negotiate “execution only” commission rates, thus the Fund may be deemed to be paying for research, brokerage or other services provided by the broker which are included in the commission rate.
Section 28(e) of the Securities Exchange Act of 1934, as amended, is a “safe harbor” that permits an investment manager to use commissions or “soft dollars” to obtain research and brokerage services that provide lawful and appropriate assistance in the investment decision-making process. The Adviser will limit the use of “soft dollars” to obtain research and brokerage services to services which constitute research and brokerage within the meaning of Section 28(e). Research services within Section 28(e) may include, but are not limited to, research reports (including market research); certain financial newsletters and trade journals; software providing analysis of securities portfolios; corporate governance research and rating services; attendance at certain seminars and conferences; discussions with research analysts; meetings with corporate executives; consultants’ advice on portfolio strategy; data services (including services providing market data, company financial data and economic data); advice from brokers on order execution; and certain proxy services. Brokerage services within Section 28(e) may include, but are not limited to, services related to the execution, clearing and settlement of securities transactions and functions incidental thereto (i.e., connectivity services between an investment manager and a broker-dealer and other relevant parties such as custodians); trading software operated by a broker-dealer to route orders; software that provides trade analytics and trading strategies; software used to transmit orders; clearance and settlement in connection with a trade; electronic communication of allocation instructions; routing settlement instructions; post trade matching of trade information; and services required by the SEC or a self-regulatory organization such as comparison services, electronic confirms or trade affirmations.
In some instances, the Adviser may receive a product or service that may be used only partially for functions within Section 28(e) (e.g., an order management system, trade analytical software or proxy services). In such instances, the Adviser will make a good faith effort to determine the relative proportion of the product or service used to assist the Adviser in carrying out its investment decision-making or trade execution responsibilities and the relative proportion used for administrative or other purposes outside Section 28(e). The proportion of the product or service attributable to assisting the Adviser in carrying out its investment decision-making or trade execution responsibilities will be paid through brokerage commissions generated by client transactions and the proportion attributable to administrative or other purposes outside Section 28(e) will be paid for by the Adviser from its own resources.
Research and brokerage services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Adviser in its other investment activities and thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research or brokerage services provided.
Although the Adviser will make a good faith determination that the amount of commissions paid is reasonable in light of the products or services provided by a broker, commission rates are generally negotiable and thus, selecting brokers on the basis of considerations that are not limited to the applicable commission rates may result in higher transaction costs than would otherwise be obtainable. The receipt of such products or services and the determination of the appropriate allocation in the case of “mixed use” products or services create a potential conflict of interest between the Adviser and its clients. In addition, the amount of commissions generated by a particular strategy may impact the compensation payable by the Adviser to the members of the investment team responsible for the strategy, which may provide an incentive for such members to cause the strategy to generate higher commissions.
In selecting brokers and negotiating commission rates, the Adviser may take into account the financial stability and reputation of brokerage firms, and the research, brokerage or other services provided by such brokers. The Adviser may place transactions with a broker or dealer that (i) provides the Adviser (or an affiliate) with the opportunity to participate in capital introduction events sponsored by the broker-dealer, (ii) refers investors to the Fund or other products advised by the Adviser (or an affiliate), and/or (iii) provides other consulting services to the Adviser, if otherwise consistent with seeking best execution; provided the Adviser is not selecting the broker-dealer in recognition of the opportunity to participate in such capital introduction events or the referral of investors, or the receipt of consulting services.
When appropriate, the Adviser may, but is not required to, aggregate client orders to achieve more efficient execution or to provide for equitable treatment among accounts. Clients participating in aggregated trades will be allocated securities based on the average price achieved for such trades.
Consistent with its fiduciary duties, the Adviser’s policy is to take the utmost care in making and implementing investment decisions for the Fund. In the event that a trade error is made on behalf of the Fund, the Investment Adviser will, when appropriate, attempt to break or otherwise correct the trade as promptly as practicable. However, to the extent an error cannot be corrected, the Fund will, to the maximum extent permitted under applicable law, generally bear all expenses and losses (or gains) arising in connection with such trade errors. The Investment Adviser and its affiliates, principals and employees will be indemnified by the Fund against all expenses and losses arising in connection with trade errors caused by such persons, provided that any such person will not be indemnified against any loss arising in connection with trade errors caused by gross negligence, willful malfeasance, bad faith, fraud or, to the extent applicable, violation of its fiduciary responsibilities under ERISA.
The Fund will maintain accounts at UBS Securities LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Goldman Sachs & Co., through which the Fund may settle and clear trades, borrow securities and maintain custody of its securities.
For the fiscal years ended October 31, the Fund paid the following aggregate brokerage commissions:

2022	2021	2020
$1,867,356	$1,269,209	$897,198
The table below indicates the portion of the Fund’s aggregate brokerage for the fiscal year ended October 31, 2022 (from the figures listed above) that was directed to brokers who, in addition to providing trade execution, also supplied the Fund with research services.

Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
$3,655,877,129	$299,341
As of October 31, 2022, the Fund owned securities issued by the following broker-dealers with whom the Fund transacted business during the fiscal year ended October 31, 2022:

Broker Dealer	Dollar Value
Goldman Sachs & Co. LLC	$360,702
Bank of America N.A.	$194,111
Cowen, Inc., Class A	$85,543

CAPITAL STOCK
Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shares issued and sold by the Fund are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.
The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Declaration of Trust further provides that Trustees shall have no power to bind any shareholder personally for the payment of any sum of money other than such as the shareholder may personally agree to pay.

DETERMINATION OF SHARE PRICE
The net asset value (“NAV”) of shares of the Fund will be determined once daily ordinarily as of the scheduled close of public trading on the NYSE (normally, 4:00 p.m. Eastern Time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the NAV of shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share.
In valuing the Fund’s assets for calculating NAV, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked prices on such day. Securities primarily traded in the Nasdaq National Market System (“Nasdaq”) for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Readily marketable securities traded only in the over-the market and not on Nasdaq are valued at the most recent trade price. All other assets of the Fund are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value, subject to Board oversight.
Trading in foreign securities markets is normally completed well before the close of the NYSE. In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which the Fund’s NAV is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of NAV unless the Adviser deems that the particular event would affect NAV, in which case an adjustment will be made in such manner as the Adviser in good faith deems appropriate to determine fair market value. Assets or liabilities expressed in foreign currencies are translated, in determining NAV, into U.S. dollars based on the spot exchange rates, or at such other rates as the Adviser, pursuant to fair value procedures approved by the Board, may determine to be appropriate.
The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser performs the fair value determinations relating to any or all Fund investments, subject to Board oversight. The Adviser has established procedures for its fair valuation of the Fund’s investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.
Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Adviser’s fair value procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Adviser’s fair value procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The information provided below supplements the information contained in the Prospectuses regarding the purchase and redemption of the Fund’s shares.

How to Buy Shares
In addition to purchasing shares directly from the Fund, you may purchase shares through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediaries directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV, plus any applicable sales charge, next computed after it is received by the Financial Intermediaries. Investors should check with their Financial Intermediaries to determine if it participates in these arrangements.
The public offering price of the Fund’s shares is the NAV, plus any applicable sales charge. Shares are purchased at the public offering price next determined after U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) receives your transaction request in good order, as discussed in the Fund’s Prospectus. In order to receive that day’s public offering price, the transfer agent must receive your transaction request in good order before the close of regular trading on the NYSE, generally, 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.
In addition to cash purchases, the Fund’s shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy the Fund’s shares must be readily marketable; their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.
Automatic Investment Plan
The Fund provides an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the AIP are paid by the Fund. The market value of the Fund’s shares is subject to fluctuation. Prior to participating in the AIP the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.
Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in good order, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.
A redemption is generally treated for U.S. federal income tax purposes as a taxable sale of the redeemed shares, the consequences of which are described below in “Certain U.S. Federal Income Tax Information”.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.
Redemptions In-Kind
The Trust has filed an election under Rule 18f-1 of the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (1) $250,000 or (2) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. An in-kind redemption is generally treated for U.S. federal income tax purposes as a taxable sale of the redeemed shares, the consequences of which are described below in “Certain U.S. Federal Income Tax Information”.
The Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. Because the Fund may hold illiquid investments, such distribution may contain a pro rata portion of such illiquid investments or the Fund may determine, based on a materiality assessment, not to include illiquid investments in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid investments to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.
DISTRIBUTIONS AND TAX INFORMATION
Distributions
Dividends of net investment income and distributions of net capital gains from the sale of securities are generally made annually, as described in the Prospectus. The Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also typically be distributed by December 31 of each year.

All distributions generally reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.
Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement addressing the U.S. federal income tax status of all distributions that relate to the previous year. You are responsible for the payment of taxes with respect to your investment in the Fund.
Tax Information
The following summary describes the material U.S. federal income tax consequences to United States Holders (as defined below) of shares in the Fund. This summary is based upon the Code, Treasury regulations promulgated thereunder, administrative pronouncements and judicial decisions, all as in effect as of the date of this SAI and all of which are subject to change, possibly with retroactive effect. This summary addresses only shares that are held as capital assets within the meaning of Section 1221 of the Code and does not address all of the tax consequences that may be relevant to shareholders in light of their particular circumstances or to certain types of Shareholders subject to special treatment under the Code, including, without limitation, certain financial institutions, dealers in securities or commodities, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, tax-exempt organizations, partnerships or S-corporations (and persons who own their interest in shares through a partnership or S-corporation), expatriates of the United States, persons who are subject to alternative minimum tax, persons that have a “functional currency” other than the United States dollar, persons who hold shares as a position in a “straddle” or as a part of a “hedging,” “conversion” or “constructive sale” transaction for U.S. federal income tax purposes or persons who received their shares as compensation. This summary also does not address the state, local or foreign tax consequences of an investment in the Fund.
For purposes of this discussion, a “United States Holder” means a holder of shares that for U.S. federal income tax purposes is:
•a citizen or resident of the United States;
•a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, any State or the District of Columbia;
•an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or
•a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all of its substantial decisions, or which has a valid election in effect under applicable Treasury regulations to be treated as a United States person.
If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner will generally depend upon the status of such person and the activities of the limited liability company or partnership. A shareholder that is a partnership should consult its own tax advisors regarding the treatment of its partners.
Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal income tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.
Tax Treatment of the Fund
Each series of the Trust is treated as a separate entity for U.S. federal income tax purposes. The Fund has elected to qualify and intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code, requiring it to comply with all applicable requirements regarding its income, assets and distributions. Provided that the Fund qualifies as a regulated investment company, it is eligible for a dividends paid deduction, allowing it to offset dividends it pays to shareholders against its taxable income; if the Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a regular corporation.
The Fund’s policy is to distribute to its shareholders all of its taxable income, including any net realized capital gains (taking into account any capital loss carry-forward of the Fund), each year in a manner that complies with the distribution requirements applicable to regulated investment companies under the Code, and results in the Fund not being subject to any U.S. federal income or excise taxes. In particular, in order to avoid the non-deductible 4% excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all U.S. federal income taxes. The Fund is not required to consider tax consequences in making or disposing of investments.
In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and which are determined under Treasury regulations to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (as adjusted under Section 852(b)(2) of the Code, but not taking into account the Fund’s dividends paid deduction; in the case of the Fund generally consisting of interest and dividend income, less expenses) and 90% of the Fund’s net tax-exempt interest, if any.
The Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund. As of October 31, 2022, the Fund had short-term capital loss carryovers $5,237,928 and long-term carryovers of $25,774,297 which will be permitted to be carried over for an unlimited period.
Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividends currently eligible for federal income taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund’s investment policy, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends-received deduction for corporate shareholders under federal tax law. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. Qualified dividend treatment may be eliminated if the Fund shares held by an individual investor are held for less than 61 days, and the corporate dividends-received deduction may be eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days. Distributions will be taxable to you even if the share price of the Fund has declined.
The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes. You will generally recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your adjusted tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with regard to these shares.
Tax Treatment of United States Holders – Taxation of Distributions
Distributions paid out of the Fund’s current and accumulated earnings and profits are generally dividends taxable at ordinary income rates to each shareholder. Dividends will be taxable to you even if the share price of the Fund has declined. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a nontaxable return of capital up to the amount of a shareholder’s tax basis in its shares, and then as capital gain.
For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends currently eligible for U.S. federal income taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain shareholder level holding period requirements (discussed further below) are met. In the case of corporate shareholders, subject to certain limitations (not all of which are discussed herein), a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain shareholder level holding period requirements (discussed further below) are met. The aggregate amount so reported to either individual or corporate shareholders cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Although no assurances can be provided, the Fund generally expects that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends-received deduction for corporate shareholders. Qualified dividend treatment may be eliminated if the Fund shares held by an individual investor are held for less than 61 days, and the corporate dividends-received deduction may be eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.
Distributions properly reported by the Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends received deduction or as qualified dividend income. The Fund will report Capital Gain Dividends, if any, in written statements furnished to its shareholders.
Tax Treatment of United States Holders - Sales and Dispositions of Shares
The sale or exchange of Fund shares, including a redemption of Fund shares treated as a sale or exchange, is a taxable transaction for U.S. federal income tax purposes. A shareholder will generally recognize a capital gain or loss on any such transaction equal to the difference, if any, between the amount of its net sales proceeds and its adjusted tax basis in its Fund shares. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with regard to these shares.
Holders of “publicly offered” shares in a regulated investment company are generally entitled to treat proceeds from a redemption upon demand of their shares as distributions in part or full payment in exchange for such their shares.

The definition of publicly offered for this purpose, however, requires the shares to be (a) continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933),(b) regularly traded on an established securities market, or (c) held by or for no fewer than 500 persons at all times during the taxable year. Holders of any class of interests in the Fund that do not satisfy these requirements should consult their tax advisors in connection with a redemption of their shares.
Tax Treatment of United States Holders - Medicare Tax
A 3.8% Medicare tax is currently imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary and Capital Gain dividends and net gains from taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.
Tax Treatment of Non-U.S. Shareholders
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.
Backup Withholding
The Fund may be required to withhold 24% of certain payments to a shareholder unless the shareholder has completed and submitted to the Fund a Form W-9 providing the shareholder’s taxpayer identification number and certifying under penalties of perjury: (i) that such number is correct, (ii)  that (A) the shareholder is exempt from backup withholding, (B) the shareholder has not been notified by the IRS that the shareholder is subject to backup withholding as a result of an under-reporting of interest or dividends, or (C) the IRS has notified the shareholder that the shareholder is no longer subject to backup withholding, and (iii) the shareholder is a U.S. citizen or other U.S. person (as defined in IRS Form W-9); or (b) an exception applies under applicable law and Treasury regulations. Backup withholding is not an additional tax, and any amounts withheld may be credited against a shareholder’s ultimate U.S. federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
FATCA and Similar Foreign Rules
The Foreign Account Tax Compliance Act, (“FATCA”) provisions of the Code impose a withholding tax of 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid, and will be required to impose a 30% withholding tax on proceeds from the sale or other disposition of property producing U.S. sourced income paid effective January 1, 2019 to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. FATCA withholding will apply to any shareholder that does not properly certify its status as a U.S. person, or, in the case of a non-U.S. shareholder, the basis for its exemption from FATCA withholding. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
To implement FATCA, the U.S. government has entered into agreements with non-U.S. governments (and is otherwise bound via automatic exchange of information agreements in treaties) to provide reciprocal exchanges of taxpayer information to non-U.S. governments. The Fund will be required to perform due diligence reviews to classify non-U.S. entity investors for FATCA purposes. Shareholders agree to provide information necessary to allow the Fund to comply with the FATCA and similar foreign rules.
THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR
Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Fund’s principal underwriter and distributor in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement between the Fund and Quasar (the “Distribution Agreement”), Quasar acts as the Fund’s principal underwriter and distributor and provides certain administrative services and arranges for the sale of the Fund’s shares. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
The Distribution Agreement between the Fund and Quasar will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar upon a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
Distribution Plan
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act on behalf of Class A and Investor Class shares, under which the Fund pays the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Class A and Investor Class shares of the Fund. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides and the expenses it bears in the distribution of the Fund’s shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. All or a portion of any payments to the Distributor under the Plan may be used to pay any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services, pursuant to a written services agreement.  The services provided by such dealers or financial institutions pursuant to the Plan are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing shareholders, such as establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, and answering routine client inquiries regarding the Fund.
Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.
While there is no assurance that the expenditures of the Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.
The following table reflects the principal types of activities for which payments under the Plan were made, including the dollar amount paid by the Fund, during the fiscal year ended October 31, 2022.

Advertising/ Marketing	Printing/ Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other	Total
$0	$0	$0	$18,714	$0	$0	$18,714
Shareholder Servicing Plan
In addition, pursuant to a Shareholder Service Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Class A, Investor Class and Class I shares of the Fund, the Adviser is authorized to engage financial institutions, securities dealers and other industry professionals (each a “Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.10% of the average daily NAV of the Fund’s Class A, Investor Class, and Class I shares.
Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be effected, and other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem Fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem Fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above. For the fiscal year ended October 31, 2022, the Fund made payments of $7,486 under the Shareholder Servicing Plan.
MARKETING AND SUPPORT PAYMENTS
The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Support payments may be structured in three ways: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) a flat fee. These payments may be divided into categories as follows:
Support Payments
Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
Entertainment, Conferences and Events
The Adviser also may pay cash or non-cash compensation to sales representatives of Financial Intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainments; and/or (3) sponsorship support for the Financial Intermediaries’ client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of Financial Intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide such Financial Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

FINANCIAL STATEMENTS
The audited financial statements and financial highlights of the Fund for the fiscal year ended October 31, 2022, as set forth in the Trust’s annual report to shareholders, including the notes thereto and the report of the Fund’s independent registered public accounting firm, are incorporated by reference into this SAI. You can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 866-530-2690.

APPENDIX A
Weiss Multi-Strategy Partners LLC
PROXY VOTING AND CLASS ACTION POLICY AND PROCEDURES
Policies and Procedures
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.
1.Procedures regarding proxies received by the Adviser are as follows:
a.Keep a record of each proxy received;
b.Determine which accounts managed by the Adviser hold the security to which the proxy relates;
c.Except in the case of Germany the Adviser will vote in accordance with an independent third party recommendation unless an Investment Teams requests otherwise; and
d.The Adviser will retain a third party to assist it in coordinating and voting proxies with respect to client securities. The Adviser will vote proxies in accordance with the independent third party recommendations and the Head of Operations or Delegate will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.
e.For Germany, Custodians will be placing a share-blocking flag on the ballot when applicable. Therefore, a ‘Do Not Vote’ will be placed on The Advisers ballots per The Advisers share-blocking voting strategy.
f.The Adviser has the ability to override the share-blocking and vote the ballot, however, the shares must be put on the Firm’s Restricted List for ‘NO TRADING’ between the vote cutoff date and the de-registration date set by the issuers. This will ensure the liquidity of the shares.
2.Voting Guidelines
a.Generally, the Adviser will vote in accordance with the recommendations provided by an independent third party proxy recommendation service, except in situations where the Adviser’s investment professionals determine that voting otherwise would be in the best interests of the Adviser’s clients. Any proxies that are voted against the recommendation of the proxy recommendation service will be reviewed by the Adviser’s Proxy Review Committee, which includes the General Counsel, Chief Compliance Officer, and Head of Operations and Delegates. In determining whether a proposal is in the best interests of clients, the Proxy Review Committee may take into account the factors which include the following, among others:
•whether the proposal was recommended by management and the Adviser’s opinion of management
•whether the proposal acts to entrench existing management; and
•whether the proposal fairly compensates management for past and future performance.

3.Conflicts of Interest
a.The Adviser may occasionally be subject to conflicts of interest in the voting of proxies, and will follow the third party service recommendation in that circumstance. Except as otherwise agreed with a Managed Account, the Adviser will apply the foregoing proxy voting policies and procedures to votes relating to positions held by the Managed Accounts.
4.Disclosure
a.Clients may contact the Chief Compliance Officer, via mail in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer or Delegate will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.
b.The Proxy Review Committee ensures that (a) relevant disclosure is provided to clients, and (b) necessary policies and procedures are maintained and implemented.
5.Recordkeeping
a.The Head of Operations or Delegate will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Adviser. Records of the following will be included in the files:
•Copies of this proxy voting policy and procedures, and any amendments thereto.
•A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.
•A record of each vote that the Adviser casts.
•A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.
•A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

APPENDIX B

SERIES PORTFOLIOS TRUST (the “Trust”)
PART C

(Weiss Alternative Multi-Strategy Fund)

OTHER INFORMATION

Item 28. Exhibits

(a)	(i)	Certificate of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 7, 2015.
	(ii)	Amended and Restated Agreement and Declaration of Trust – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 4 on May 18, 2016.
(b)		Amended and Restated Bylaws – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 18 on October 31, 2016.
(c)		Instruments Defining Rights of Security Holders – incorporated by reference to the Declaration of Trust and Bylaws.
(d)	(i)
Investment Advisory Agreement between the Trust, on behalf of the Weiss Alternative Multi-Strategy Fund (formerly Weiss Alternative Balanced Risk Fund), and Weiss Multi-Strategy Advisers LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(A)
First Amendment to Investment Advisory Agreement between the Trust, on behalf of the Weiss Alternative Multi-Strategy Fund (formerly Weiss Alternative Balanced Risk Fund), and Weiss Multi-Strategy Advisers LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 37 on February 28, 2018.

(B)
Second Amendment to Investment Advisory Agreement between the Trust, on behalf of the Weiss Alternative Multi-Strategy Fund (formerly Weiss Alternative Balanced Risk Fund), and Weiss Multi-Strategy Advisers LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 37 on February 28, 2018.

(C)
Third Amendment to Investment Advisory Agreement between the Trust, on behalf of the Weiss Alternative Multi-Strategy Fund (formerly Weiss Alternative Balanced Risk Fund), and Weiss Multi-Strategy Advisers LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 37 on February 28, 2018.

(D)
Fourth Amendment to Investment Advisory Agreement between the Trust, on behalf of the Weiss Alternative Multi-Strategy Fund (formerly Weiss Alternative Balanced Risk Fund), and Weiss Multi-Strategy Advisers LLC – incorporated herein by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No.131 on February 28,2022.

(e)	(i)
Distribution Agreement between the Trust, on behalf of the Weiss Alternative Multi-Strategy Fund (formerly Weiss Alternative Balanced Risk Fund), and Quasar Distributors, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

	(A)	Novation Agreement dated March 31, 2020 – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 110 on February 26, 2021.
(f)		Bonus or Profit Sharing Contracts – not applicable.
1

(g)
Custodian Agreement between the Trust and U.S. Bank, National Association – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(h)	(i)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(ii)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(iii)
Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

	(A)	Amendment to Transfer Agent Agreement – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 37 on February 28, 2018.
(iv)
Shareholder Servicing Plan adopted by the Trust, on behalf of the Weiss Alternative Multi-Strategy Fund (formerly Weiss Alternative Balanced Risk Fund) – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 22 on February 27, 2017.

	(v)	Power of Attorney dated July 22, 2021 – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 119 on September 3, 2021.
(vi)
Amended and Restated Operating Expenses Limitation Agreement – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 37 on February 28, 2018.

(vii)
First Amendment to the Amended and Restated Operating Expenses Limitation Agreement - incorporated herein by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No.131 on February 28, 2022.

(i)
Opinion and Consent of Counsel by Goodwin Procter LLP with respect to Weiss Alternative Multi-Strategy Fund (formerly Weiss Alternative Balanced Risk Fund) – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 22 on February 27, 2017.

(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)		Omitted Financial Statements – not applicable.
(l)		Initial Capital Agreement – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on November 20, 2015.
(m)
Rule 12b-1 Plan by the Trust with respect to Weiss Alternative Multi-Strategy Fund (formerly Weiss Alternative Balanced Risk Fund) – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 22 on February 27, 2017.

(n)
Rule 18f-3 Plan by the Trust with respect to Weiss Alternative Multi-Strategy Fund (formerly Weiss Alternative Balanced Risk Fund) – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 22 on February 27, 2017.

(o)		Reserved
(p)	(i)	Code of Ethics for the Trust – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 150 on November 14, 2022.
2

(ii)	Code of Ethics for Weiss Multi-Strategy Advisers LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on November 20, 2015.
(iii)
Amended Code of Ethics for Weiss Multi-Strategy Advisers LLC - incorporated herein by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 131 on February 28, 2022.

Item 29. Persons Controlled by or Under Common Control with Registrant

    No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VII, Section 2 of the Registrant’s Amended and Restated Agreement and Declaration of Trust, Article VI of Registrant’s Amended and Restated Bylaws, and Section 8 of the Distribution Agreement. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the Distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

    The response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)    Quasar Distributors, LLC (the "Distributor") serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	American Trust Allegiance Fund, Series of Advisors Series Trust
2.	Capital Advisors Growth Fund, Series of Advisors Series Trust
3

3.	Chase Growth Fund, Series of Advisors Series Trust
4.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.	Edgar Lomax Value Fund, Series of Advisors Series Trust
6.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
7.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.	Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.	Huber Large Cap Value Fund, Series of Advisors Series Trust
10.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.	Huber Small Cap Value Fund, Series of Advisors Series Trust
13.	Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
14.	O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
15.	PIA BBB Bond Fund, Series of Advisors Series Trust
16.	PIA High Yield Fund, Series of Advisors Series Trust
17.	PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.	PIA MBS Bond Fund, Series of Advisors Series Trust
19.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
20.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
21.	Poplar Forest Partners Fund, Series of Advisors Series Trust
22.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
23.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
24.	Pzena International Value Fund, Series of Advisors Series Trust
25.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
26.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
27.	Reverb ETF, Series of Advisors Series Trust
28.	Scharf Fund, Series of Advisors Series Trust
29.	Scharf Global Opportunity Fund, Series of Advisors Series Trust
30.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
31.	Semper MBS Total Return Fund, Series of Advisors Series Trust
32.	Semper Short Duration Fund, Series of Advisors Series Trust
33.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
34.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
35.	VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
36.	The Aegis Funds
37.	Allied Asset Advisors Funds
38.	Angel Oak Funds Trust
39.	Angel Oak Strategic Credit Fund
40.	Barrett Opportunity Fund, Inc.
41.	Bridges Investment Fund, Inc.
42.	Brookfield Investment Funds
43.	Buffalo Funds
4

44.	Cushing Mutual Funds Trust
45.	DoubleLine Funds Trust
46.	EA Series Trust (f/k/a Alpha Architect ETF Trust)
47.	Ecofin Tax-Advantaged Social Impact Fund, Inc.
48.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
49.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
50.	AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
51.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
52.	AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
53.	AAM Transformers ETF, Series of ETF Series Solutions
54.	AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
55.	Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
56.	Aptus Defined Risk ETF, Series of ETF Series Solutions
57.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
58.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions
59.	Blue Horizon BNE ETF, Series of ETF Series Solutions
60.	BTD Capital Fund, Series of ETF Series Solutions
61.	Carbon Strategy ETF, Series of ETF Series Solutions
62.	ClearShares OCIO ETF, Series of ETF Series Solutions
63.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
64.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
65.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
66.	Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
67.	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
68.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
69.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
70.	Hoya Capital Housing ETF, Series of ETF Series Solutions
71.	iBET Sports Betting & Gaming ETF, Series of ETF Series Solutions
72.	International Drawdown Managed Equity ETF, Series of ETF Series Solutions
73.	LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
74.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
75.	LHA Market State Tactical Q ETF, Series of ETF Series Solutions
76.	Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
77.	Loncar China BioPharma ETF, Series of ETF Series Solutions
78.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
79.	Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions
80.	Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
81.	Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions
82.	Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions
83.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
84.	Opus Small Cap Value ETF, Series of ETF Series Solutions
5

85.	PSYK ETF, Series of ETF Series Solutions
86.	Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
87.	The Acquirers Fund, Series of ETF Series Solutions
88.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
89.	U.S. Global JETS ETF, Series of ETF Series Solutions
90.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
91.	US Vegan Climate ETF, Series of ETF Series Solutions
92.	First American Funds, Inc.
93.	FundX Investment Trust
94.	The Glenmede Fund, Inc.
95.	The Glenmede Portfolios
96.	The GoodHaven Funds Trust
97.	Greenspring Fund, Incorporated
98.	Harding, Loevner Funds, Inc.
99.	Hennessy Funds Trust
100.	Horizon Funds
101.	Hotchkis & Wiley Funds
102.	Intrepid Capital Management Funds Trust
103.	Jacob Funds Inc.
104.	The Jensen Quality Growth Fund Inc.
105.	Kirr, Marbach Partners Funds, Inc.
106.	Core Alternative ETF, Series of Listed Funds Trust
107.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
108.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
109.	LKCM Funds
110.	LoCorr Investment Trust
111.	MainGate Trust
112.	ATAC Rotation Fund, Series of Managed Portfolio Series
113.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
114.	Ecofin Global Energy Transition Fund, Series of Managed Portfolio Series
115.	Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
116.	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
117.	Ecofin Sustainable Water Fund, Series of Managed Portfolio Series
118	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
119	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
120	Kensington Active Advantage Fund, Series of Managed Portfolio Series
121	Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
122	Kensington Managed Income Fund, Series of Managed Portfolio Series
123	LK Balanced Fund, Series of Managed Portfolio Series
124	Muhlenkamp Fund, Series of Managed Portfolio Series
125	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
6

126	Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
127	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
128	Port Street Quality Growth Fund, Series of Managed Portfolio Series
129	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
130	Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
131	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
132	Reinhart International PMV Fund, Series of Managed Portfolio Series
133	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
134	Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
135	Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
136	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
137	V-Shares MSCI World ESG Materiality and Carbon Transition ETF, Series of Managed Portfolio Series
138	V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series
139	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
140	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
141	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
142	Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
143	Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
144	Matrix Advisors Funds Trust
145	Matrix Advisors Value Fund, Inc.
146	Monetta Trust
147	Nicholas Equity Income Fund, Inc.
148	Nicholas Fund, Inc.
149	Nicholas II, Inc.
150	Nicholas Limited Edition, Inc.
151	Permanent Portfolio Family of Funds
152	Perritt Funds, Inc.
153	Procure ETF Trust II
154	Professionally Managed Portfolios
155	Prospector Funds, Inc.
156	Provident Mutual Funds, Inc.
157	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
158	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
159	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
160	Aquarius International Fund, Series of The RBB Fund, Inc.
161	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
162	Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
163	Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
164	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
165	Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
166	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
7

167	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
168	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
169	Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
170	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
171	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
172	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
173	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
174	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
175	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
176	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
177	Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
178	SGI Global Equity Fund, Series of The RBB Fund, Inc.
179	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
180	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
181	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
182	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
183	SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
184	US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
185	US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
186	US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
187	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
188	WPG Partners Small/Micro Cap Value Fund, Series of The RBB Fund, Inc.
189	The RBB Fund Trust
190	RBC Funds Trust
191	Series Portfolios Trust
192	Thompson IM Funds, Inc.
193	TrimTabs ETF Trust
194	Trust for Advised Portfolios
195	Barrett Growth Fund, Series of Trust for Professional Managers
196	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
197	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
198	CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
199	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
200	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
201	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
202	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
203	Jensen Quality Value Fund, Series of Trust for Professional Managers
204	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
205	Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
206	USQ Core Real Estate Fund
8

207	Wall Street EWM Funds Trust
208	Wisconsin Capital Funds, Inc.

(b)The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer A. Brunner	111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer and Treasurer	None

(c)    Not applicable.
Item 33. Location of Accounts and Records

    The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Quasar Distributors, LLC 111 E. Kilbourn Ave., Suite 2200 Milwaukee, WI 53202
Registrant’s Investment Adviser	Weiss Multi-Strategy Advisers LLC 320 Park Avenue, 20th Floor New York, New York 10022
Item 34. Management Services
    Not applicable.
Item 35. Undertakings
    Not applicable.
9

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Series Portfolios Trust, certifies that this Post-Effective Amendment No. 166 to its Registration Statement on Form N-1A meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and has duly caused this Post-Effective Amendment No. 166 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 27th day of February, 2023.

Series Portfolios Trust

By: /s/ Ryan L. Roell
Ryan L. Roell
President

    Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 166 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel B. Willey*	Trustee	February 27, 2023
Daniel B. Willey

/s/ Debra McGinty-Poteet*	Trustee	February 27, 2023
Debra McGinty-Poteet

/s/ Koji Felton*	Trustee	February 27, 2023
Koji Felton

/s/ Elaine E. Richards*	Trustee	February 27, 2023
Elaine E. Richards

/s/ Ryan L. Roell	President and Principal	February 27, 2023
Ryan L. Roell	Executive Officer

/s/ Cullen O. Small*	Treasurer, Principal Financial	February 27, 2023
Cullen O. Small	Officer and Principal Accounting
Officer

*By: /s/ Ryan L. Roell
Ryan L. Roell Attorney-In Fact pursuant to Power of Attorney

10

EXHIBIT INDEX

Exhibit	Exhibit No.

Consent of Independent Registered Public Accounting Firm	(j)
11